UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23330

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/2025

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
ANNUAL REPORT
March 31, 2025

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
Protecting Your Privacy Our Pledge to You
THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you
will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT.
The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information.
The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:
●Information we receive from you, such as your name, address, and social security number.
●Information about your transactions with us, such as the purchase or sale of fund shares.
●Information we receive from agents and service providers, such as proxy voting information.
THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.
Thank you for this opportunity to serve you.
The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.
Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND

Back Cover

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DISCUSSION OF FUND PERFORMANCE AND DISTRIBUTION
INFORMATION (Unaudited)
How did the Fund perform last year?
For the 12-month period ended March 31, 2025, BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the “fund”) produced a total return of 10.50% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $13.85 per share. In comparison, the ICE BofA Global High Yield Index (the “Index”), the fund’s performance benchmark, posted a total return of 8.03% for the same period.2
What affected the Fund’s performance?
●The global high yield market posted positive returns for the 12-month period, reflecting positive fundamental improvements in corporate earnings and strong technical demand for the asset class given its above-average yields.
●The fund’s relative performance benefited from allocations to structured credit collateralized loan obligations and floating-rate loans. Strong security selection across high yield, loans and special situations were also accretive.
●Selection within the European distressed market detracted mildly from relative returns.

Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2
Source: FactSet — The ICE BofA Global High Yield Index is a measure of the global high-yield debt market. The Index represents the union of the Bloomberg US Aggregate Index, US Corporate High Yield Index, the pan-European high yield and emerging-markets, hard currency, high yield indices. Investors cannot invest directly in any Index.

Cumulative Performance from August 30, 2019 through March 31, 2025
Initial Investment of $10,000

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. - $14,996
Bloomberg U.S. Universal Index (broad-based index)*,** - $10,297
ICE BofA Global High Yield Index** - $12,255
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
Dollars
8/30/19
2020
2021
2022
2023
2024
2025
Years Ended 03/31

*
The fund’s primary benchmark changed to the indicated broad-based benchmark effective as of March 31, 2025.
**
Source: FactSet
Past performance is not predictive of future performance.
The above graph compares a hypothetical investment of $10,000 made in BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. on 8/30/2019 to a hypothetical investment of $10,000 made in the respective Index on that date. All figures for the fund are based on market price. All dividends and capital gain distributions are reinvested.
The fund invests primarily in fixed-income securities and its performance shown in the line graph takes into account fees and expenses.
The Index contains all securities in the ICE BofA US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each o their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
The Bloomberg US Universal Index represents the union of the Bloomberg US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A, Eurodollar Index, US Emerging Markets Index, and non-ERISA eligible portion CMBS Index. Unlike a fund, neither Index is subject to fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights in this report.

DISCUSSION OF FUND PERFORMANCE AND DISTRIBUTION INFORMATION (Unaudited) (continued)
Average Annual Total Returns as of 3/31/2025
	1 Year	5 Years	Since Inception (8/30/2019)
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	10.50%	15.36%	7.53%
Bloomberg U.S. Universal Index (broad- based index)	5.24%	0.32%	0.53%
ICE BofA Global High Yield Index	8.03%	6.58%	3.71%
The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. Current performance may be lower or higher than the performance quoted. Go to www.bny.com/investments for the fund’s most recent month-end returns.
The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

DISTRIBUTION INFORMATION
The following information regarding the fund’s distributions is current as of March 31, 2025, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.
The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of the fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”
The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.
Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon Alcentra Global Multi- Strategy Credit Fund, Inc.	100.00%	.00%	.00%	$13.85	$13.85	$.00	$.00

STATEMENT OF INVESTMENTS
March 31, 2025

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6%
Advertising — .3%
Neptune BidCo US, Inc., Sr. Scd. Notes(c)		9.29	4/15/2029	107,000	92,925
Summer BC Holdco B Sarl, Sr. Scd. Bonds, (3 Month EURIBOR +4.25%)(d)	EUR	6.79	2/15/2030	300,000	325,117
					418,042
Aerospace & Defense — .1%
Goat Holdco LLC, Sr. Scd. Notes(c)		6.75	2/1/2032	207,000	202,787
Airlines — .4%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Scd. Notes(c)		5.75	4/20/2029	456,130	446,721
JetBlue Airways Corp./JetBlue Loyalty LP, Sr. Scd. Notes(c)		9.88	9/20/2031	100,000	98,794
					545,515
Automobiles & Components — .5%
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Notes(c)		6.75	2/15/2030	30,000	30,312
Grupo Antolin-Irausa SA, Sr. Scd. Bonds(c)	EUR	3.50	4/30/2028	390,000	276,297
IHO Verwaltungs GmbH, Sr. Scd. Notes(c),(e)		7.75	11/15/2030	203,000	200,221
Real Hero Merger Sub 2, Inc., Sr. Unscd. Notes(c)		6.25	2/1/2029	245,000	193,190
					700,020
Banks — .2%
Citigroup, Inc., Jr. Sub. Notes, Ser. X(f)		3.88	2/18/2026	224,000	219,381
Freedom Mortgage Corp., Sr. Unscd. Notes(c)		12.00	10/1/2028	96,000	103,193
					322,574
Building Materials — .3%
Cornerstone Building Brands, Inc., Sr. Scd. Notes(c)		9.50	8/15/2029	237,000	197,425

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Building Materials — .3% (continued)
Quikrete Holdings, Inc., Sr. Scd. Notes(c)		6.38	3/1/2032	171,000	172,225
Quikrete Holdings, Inc., Sr. Unscd. Notes(c)		6.75	3/1/2033	34,000	33,876
					403,526
Chemicals — .6%
Celanese US Holdings LLC, Gtd. Notes		6.95	11/15/2033	120,000	125,515
Itelyum Regeneration SpA, Sr. Scd. Bonds(c)	EUR	5.75	4/15/2030	130,000	139,779
Kobe US Midco 2, Inc., Sr. Unscd. Notes(c),(e)		9.25	11/1/2026	47,000	42,359
Olympus Water US Holding Corp., Sr. Scd. Notes(c)	EUR	9.63	11/15/2028	230,000	259,783
Rain Carbon, Inc., Sr. Scd. Notes(c)		12.25	9/1/2029	142,000	151,023
WR Grace Holdings LLC, Sr. Unscd. Notes(c)		5.63	8/15/2029	244,000	210,336
					928,795
Collateralized Loan Obligations Debt — 26.4%
Adagio VIII DAC CLO, Ser. VIII-A, Cl. E, (3 Month EURIBOR +6.03%)(c),(d)	EUR	8.82	4/15/2032	3,000,000	3,151,522
Apidos XXX CLO, Ser. XXXA, Cl. DR, (3 Month TSFR +5.75%)(c),(d)		10.04	10/18/2031	3,000,000	3,014,979
Apidos XXXI CLO, Ser. 2019- 31A, Cl. ER, (3 Month TSFR +6.86%)(c),(d)		11.16	4/15/2031	2,000,000	2,008,936
Barings Euro DAC CLO, Ser. 2018-3A, Cl. E, (3 Month EURIBOR +5.79%)(c),(d)	EUR	8.46	7/27/2031	2,150,000	2,314,176
Blackrock European IX DAC CLO, Ser. 9A, Cl. E, (3 Month EURIBOR +6.32%)(c),(d)	EUR	8.82	12/15/2032	1,354,000	1,467,091
Carlyle Euro DAC CLO, Ser. 2019-1A, Cl. D, (3 Month EURIBOR +6.12%)(c),(d)	EUR	8.62	3/15/2032	3,000,000	3,205,063

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Collateralized Loan Obligations Debt — 26.4% (continued)
Carlyle Global Market Strategies Euro DAC CLO, Ser. 2015-1A, Cl. ER, (3 Month EURIBOR +8.03%)(c),(d)	EUR	10.79	1/16/2033	1,000,000	1,030,815
CVC Cordatus Loan Fund XII DAC CLO, Ser. 12A, Cl. F, (3 Month EURIBOR +7.11%)(c),(d)	EUR	9.79	1/23/2032	750,000	790,972
CVC Cordatus Loan Fund XIV DAC CLO, Ser. 14A, Cl. E, (3 Month EURIBOR +5.90%)(c),(d)	EUR	8.43	5/22/2032	1,000,000	1,087,886
Dryden 66 Euro 2018 DAC CLO, Ser. 2018-66A, Cl. E, (3 Month EURIBOR +5.41%)(c),(d)	EUR	8.15	1/18/2032	2,000,000	2,158,700
Dryden 88 Euro 2020 DAC CLO, Ser. 2020-88A, Cl. E, (3 Month EURIBOR +6.01%)(c),(d)	EUR	8.75	7/20/2034	1,000,000	1,067,498
Elm Park DAC CLO, Ser. 1A, Cl. DRR, (3 Month EURIBOR +6.16%)(c),(d)	EUR	8.95	4/15/2034	1,167,000	1,272,235
Franklin Park Place I LLC CLO, Ser. 2022-1A, Cl. E, (3 Month TSFR +7.50%)(c),(d)		11.79	4/14/2035	1,300,000	1,300,065
GoldenTree Loan Management EUR 4 DAC CLO, Ser. 4A, Cl. ER, (3 Month EURIBOR +6.07%)(c),(d)	EUR	8.81	7/20/2034	1,500,000	1,625,999
ICG Euro DAC CLO, Ser. 2021- 1A, Cl. E, (3 Month EURIBOR +6.46%)(c),(d)	EUR	9.25	10/15/2034	1,000,000	1,077,995
KKR 14 Ltd. CLO, Ser. 14, Cl. ER, (3 Month TSFR +6.41%)(c),(d)		10.71	7/15/2031	1,500,000	1,501,167
KKR 22 Ltd. CLO, Ser. 22A, Cl. E, (3 Month TSFR +6.26%)(c),(d)		10.55	7/20/2031	3,600,000	3,586,443

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Collateralized Loan Obligations Debt — 26.4% (continued)
Purple Finance 2 DAC CLO, Ser. 2A, Cl. E, (3 Month EURIBOR +6.40%)(c),(d)	EUR	9.14	4/20/2032	2,600,000	2,812,866
Purple Finance 2 DAC CLO, Ser. 2A, Cl. F, (3 Month EURIBOR +8.84%)(c),(d)	EUR	11.58	4/20/2032	2,300,000	2,491,800
Toro European 6 DAC CLO, Ser. 6A, Cl. F, (3 Month EURIBOR +8.49%)(c),(d)	EUR	11.28	1/12/2032	1,500,000	1,563,743
					38,529,951
Commercial & Professional Services — 2.3%
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Bonds(c)	EUR	5.25	10/15/2026	250,000	271,278
Albion Financing 2 Sarl, Sr. Unscd. Notes(c)		8.75	4/15/2027	311,000	316,843
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Unscd. Notes(c)		6.00	6/1/2029	200,000	183,957
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Sr. Scd. Bonds(c)	GBP	4.88	6/1/2028	320,000	389,804
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(c)		5.75	7/15/2027	120,000	115,923
Belron UK Finance PLC, Sr. Scd. Notes(c)		5.75	10/15/2029	200,000	198,790
House of HR Group BV, Sr. Scd. Bonds(c)	EUR	9.00	11/3/2029	220,000	242,822
Kapla Holding SAS, Sr. Scd. Bonds(c)	EUR	5.00	4/30/2031	100,000	108,083
La Financiere Atalian, Sr. Scd. Bonds(e)	EUR	8.50	6/30/2028	540,357	257,561
Raven Acquisition Holdings LLC, Sr. Scd. Notes(c)		6.88	11/15/2031	223,000	217,105
Techem Verwaltungsgesellschaft 675 mbH, Ser. NOv, Sr. Scd. Bonds(c)	EUR	5.38	7/15/2029	200,000	219,373

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Commercial & Professional Services — 2.3% (continued)
Verisure Midholding AB, Gtd. Notes(c)	EUR	5.25	2/15/2029	665,000	721,456
Veritiv Operating Co., Sr. Scd. Notes(c)		10.50	11/30/2030	124,000	131,450
					3,374,445
Consumer Discretionary — 1.5%
Allwyn Entertainment Financing UK PLC, Sr. Scd. Notes(c)		7.88	4/30/2029	205,000	211,870
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unscd. Notes(c)		4.63	4/1/2030	190,000	172,008
Carnival Corp., Gtd. Notes(c)		6.13	2/15/2033	155,000	152,859
Dealer Tire LLC/DT Issuer LLC, Sr. Unscd. Notes(c)		8.00	2/1/2028	152,000	148,304
Green BidCo SA, Sr. Scd. Bonds(c)	EUR	10.25	7/15/2028	290,000	248,702
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., Sr. Scd. Notes(c)		4.88	5/1/2029	290,000	272,393
NCL Corp. Ltd., Sr. Unscd. Notes(c)		6.75	2/1/2032	170,000	168,045
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., Sr. Unscd. Notes(c)		6.63	3/1/2030	78,000	73,641
Station Casinos LLC, Gtd. Notes(c)		4.63	12/1/2031	176,000	158,288
Versuni Group BV, Sr. Scd. Bonds(c)	EUR	3.13	6/15/2028	400,000	412,132
Windsor Holdings III LLC, Sr. Scd. Notes(c)		8.50	6/15/2030	127,000	131,208
					2,149,450
Consumer Durables & Apparel — .1%
S&S Holdings LLC, Sr. Scd. Notes(c)		8.38	10/1/2031	114,000	107,834

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Diversified Financials — 2.8%
AG Issuer LLC, Sr. Scd. Notes(c)		6.25	3/1/2028	203,000	199,801
Ally Financial, Inc., Sub. Notes		6.70	2/14/2033	116,000	116,088
Encore Capital Group, Inc., Sr. Scd. Notes(c)	GBP	4.25	6/1/2028	580,000	709,120
Freedom Mortgage Holdings LLC, Sr. Unscd. Notes(c)		9.25	2/1/2029	96,000	97,569
Garfunkelux Holdco 3 SA, Sr. Scd. Bonds(c)	GBP	7.75	11/1/2025	455,000	404,314
Garfunkelux Holdco 3 SA, Sr. Scd. Notes(c)	EUR	6.75	11/1/2025	349,000	261,198
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Sr. Scd. Notes		5.25	5/15/2027	168,000	159,933
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Sr. Scd. Notes		9.00	6/15/2030	152,000	143,895
Jane Street Group/JSG Finance, Inc., Sr. Scd. Notes(c)		6.13	11/1/2032	91,000	89,606
Jane Street Group/JSG Finance, Inc., Sr. Scd. Notes(c)		7.13	4/30/2031	316,000	324,853
Nationstar Mortgage Holdings, Inc., Gtd. Notes(c)		5.75	11/15/2031	170,000	170,097
Nationstar Mortgage Holdings, Inc., Gtd. Notes(c)		6.50	8/1/2029	110,000	111,606
OneMain Finance Corp., Gtd. Notes		7.50	5/15/2031	122,000	124,239
OneMain Finance Corp., Gtd. Notes		7.88	3/15/2030	79,000	81,952
PennyMac Financial Services, Inc., Gtd. Notes(c)		7.13	11/15/2030	96,000	97,615
PennyMac Financial Services, Inc., Gtd. Notes(c)		7.88	12/15/2029	229,000	238,429
PHH Escrow Issuer LLC/PHH Corp., Sr. Unscd. Notes(c)		9.88	11/1/2029	199,000	192,238

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Diversified Financials — 2.8% (continued)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., Gtd. Notes(c)	4.00	10/15/2033	221,000	189,749
VFH Parent LLC/Valor Co- Issuer, Inc., Sr. Scd. Bonds(c)	7.50	6/15/2031	369,000	379,429
				4,091,731
Energy — 3.1%
Aethon United BR LP/Aethon United Finance Corp., Sr. Unscd. Notes(c)	7.50	10/1/2029	337,000	342,994
CITGO Petroleum Corp., Sr. Scd. Notes(c)	8.38	1/15/2029	150,000	152,790
Comstock Resources, Inc., Gtd. Notes(c)	6.75	3/1/2029	220,000	215,406
Encino Acquisition Partners Holdings LLC, Gtd. Notes(c)	8.50	5/1/2028	210,000	213,629
Encino Acquisition Partners Holdings LLC, Sr. Unscd. Notes(c)	8.75	5/1/2031	52,000	55,293
Energy Transfer LP, Jr. Sub. Notes, Ser. B(f)	6.63	2/15/2028	526,000	520,882
Gulfport Energy Operating Corp., Gtd. Notes(c)	6.75	9/1/2029	286,000	290,162
Kraken Oil & Gas Partners LLC, Sr. Unscd. Notes(c)	7.63	8/15/2029	100,000	97,733
Matador Resources Co., Gtd. Notes(c)	6.50	4/15/2032	131,000	129,932
Moss Creek Resources Holdings, Inc., Sr. Unscd. Notes(c)	8.25	9/1/2031	83,000	81,013
NFE Financing LLC, Sr. Scd. Notes(c)	12.00	11/15/2029	168,000	141,736
Noble Finance II LLC, Gtd. Notes(c)	8.00	4/15/2030	237,000	237,012
Northern Oil & Gas, Inc., Sr. Unscd. Notes(c)	8.13	3/1/2028	150,000	150,524
Northriver Midstream Finance LP, Sr. Scd. Notes(c)	6.75	7/15/2032	214,000	216,173
Rockies Express Pipeline LLC, Sr. Unscd. Notes(c)	4.80	5/15/2030	343,000	322,424

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Energy — 3.1% (continued)
Rockies Express Pipeline LLC, Sr. Unscd. Notes(c)		6.75	3/15/2033	75,000	76,350
SM Energy Co., Sr. Unscd. Notes(c)		6.75	8/1/2029	102,000	100,577
SM Energy Co., Sr. Unscd. Notes(c)		7.00	8/1/2032	51,000	50,102
TGNR Intermediate Holdings LLC, Sr. Unscd. Notes(c)		5.50	10/15/2029	467,000	438,995
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes(c)		3.88	11/1/2033	445,000	383,350
Venture Global LNG, Inc., Jr. Sub. Notes(c),(f)		9.00	9/30/2029	146,000	138,668
Venture Global LNG, Inc., Sr. Scd. Notes(c)		8.13	6/1/2028	221,000	225,963
					4,581,708
Environmental Control — .4%
Madison IAQ LLC, Sr. Unscd. Notes(c)		5.88	6/30/2029	130,000	122,935
Reworld Holding Corp., Gtd. Notes		5.00	9/1/2030	223,000	207,051
Waste Pro USA, Inc., Sr. Unscd. Notes(c)		7.00	2/1/2033	213,000	214,251
					544,237
Food Products — .7%
Bellis Acquisition Co. PLC, Sr. Scd. Bonds(c)	GBP	8.13	5/14/2030	210,000	253,606
Fiesta Purchaser, Inc., Sr. Scd. Notes(c)		7.88	3/1/2031	114,000	117,810
Fiesta Purchaser, Inc., Sr. Unscd. Notes(c)		9.63	9/15/2032	86,000	88,592
Flora Food Management BV, Sr. Scd. Bonds(c)	EUR	6.88	7/2/2029	180,000	198,039
Irca SpA, Sr. Scd. Bonds, (3 Month EURIBOR +3.75%)(c),(d)	EUR	6.25	12/15/2029	170,000	184,062

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Food Products — .7% (continued)
Pilgrim’s Pride Corp., Gtd. Notes		3.50	3/1/2032	102,000	89,787
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, Scd. Notes(c)		4.63	3/1/2029	117,000	108,614
					1,040,510
Health Care — 2.7%
1261229 BC Ltd., Sr. Scd. Notes(c)		10.00	4/15/2032	200,000	198,990
CAB SELAS, Sr. Scd. Bonds(c)	EUR	3.38	2/1/2028	160,000	162,852
Cheplapharm Arzneimittel GmbH, Sr. Scd. Bonds(c)	EUR	4.38	1/15/2028	320,000	316,172
Cheplapharm Arzneimittel GmbH, Sr. Scd. Notes(c)		5.50	1/15/2028	240,000	214,991
CHS/Community Health Systems, Inc., Scd. Notes(c)		6.88	4/15/2029	99,000	64,299
CHS/Community Health Systems, Inc., Sr. Scd. Notes(c)		5.25	5/15/2030	209,000	172,682
CHS/Community Health Systems, Inc., Sr. Scd. Notes(c)		10.88	1/15/2032	141,000	139,085
Cidron Aida Finco Sarl, Sr. Scd. Bonds(c)	GBP	6.25	4/1/2028	455,000	592,804
Global Medical Response, Inc., Sr. Scd. Notes(c),(e)		10.00	10/31/2028	389,149	389,406
HAH Group Holding Co. LLC, Sr. Scd. Notes(c)		9.75	10/1/2031	37,000	35,671
Insulet Corp., Sr. Unscd. Notes(c)		6.50	4/1/2033	159,000	161,728
LifePoint Health, Inc., Sr. Scd. Notes(c)		9.88	8/15/2030	100,000	105,635
LifePoint Health, Inc., Sr. Unscd. Notes(c)		10.00	6/1/2032	82,000	78,323
Neopharmed Gentili SpA, Sr. Scd. Bonds(c)	EUR	7.13	4/8/2030	340,000	384,333
Nidda Healthcare Holding GmbH, Sr. Scd. Bonds(c)	EUR	5.63	2/21/2030	280,000	307,891

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Health Care — 2.7% (continued)
Option Care Health, Inc., Gtd. Notes(c)		4.38	10/31/2029	225,000	210,144
Radiology Partners, Inc., Sr. Scd. Notes(c),(e)		7.78	1/31/2029	74,277	73,628
Sotera Health Holdings LLC, Sr. Scd. Notes(c)		7.38	6/1/2031	127,000	129,271
US Acute Care Solutions LLC, Sr. Scd. Notes(c)		9.75	5/15/2029	202,000	201,670
					3,939,575
Industrial — 1.0%
Artera Services LLC, Sr. Scd. Notes(c)		8.50	2/15/2031	159,942	149,409
Axon Enterprise, Inc., Sr. Unscd. Notes(c)		6.25	3/15/2033	157,000	159,007
CEME SpA, Sr. Scd. Bonds, (3 Month EURIBOR +4.50%)(d)	EUR	6.86	9/30/2031	450,000	487,711
Dycom Industries, Inc., Gtd. Notes(c)		4.50	4/15/2029	180,000	168,459
GrafTech Finance, Inc., Scd. Notes(c)		4.63	12/23/2029	195,000	134,794
GrafTech Global Enterprises, Inc., Scd. Notes(c)		9.88	12/23/2029	176,000	139,040
Husky Injection Molding Systems Ltd./Titan Co- Borrower LLC, Sr. Scd. Notes(c)		9.00	2/15/2029	165,000	165,512
Zebra Technologies Corp., Gtd. Notes(c)		6.50	6/1/2032	132,000	133,705
					1,537,637
Information Technology — 1.3%
AthenaHealth Group, Inc., Sr. Unscd. Notes(c)		6.50	2/15/2030	729,000	684,449
Cloud Software Group, Inc., Scd. Notes(c)		9.00	9/30/2029	225,000	224,561
Cloud Software Group, Inc., Sr. Scd. Notes(c)		6.50	3/31/2029	258,000	250,984
Elastic NV, Sr. Unscd. Notes(c)		4.13	7/15/2029	349,000	325,776

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Information Technology — 1.3% (continued)
Ellucian Holdings, Inc., Sr. Scd. Notes(c)		6.50	12/1/2029	101,000	99,579
UKG, Inc., Sr. Scd. Notes(c)		6.88	2/1/2031	269,000	273,082
					1,858,431
Insurance — 1.5%
Acrisure LLC/Acrisure Finance, Inc., Sr. Unscd. Notes(c)		8.25	2/1/2029	300,000	308,477
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, Sr. Scd. Notes(c)		6.75	4/15/2028	260,000	261,179
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, Sr. Scd. Notes(c)		7.00	1/15/2031	60,000	60,231
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, Sr. Unscd. Notes(c)		7.38	10/1/2032	141,000	141,796
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Inves, Sr. Unscd. Notes(c)		7.88	11/1/2029	138,000	136,142
Ardonagh Finco Ltd., Sr. Scd. Bonds(c)	EUR	6.88	2/15/2031	210,000	232,182
Ardonagh Finco Ltd., Sr. Scd. Notes(c)		7.75	2/15/2031	239,000	243,653
Ardonagh Group Finance Ltd., Sr. Unscd. Notes(c)		8.88	2/15/2032	200,000	203,828
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC, Sr. Scd. Notes(c)		7.25	2/15/2031	200,000	202,066
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC, Sr. Unscd. Notes(c)		8.13	2/15/2032	200,000	202,302
Panther Escrow Issuer LLC, Sr. Scd. Notes(c)		7.13	6/1/2031	132,000	134,585
					2,126,441

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Internet Software & Services — .8%
Arches Buyer, Inc., Sr. Unscd. Notes(c)		6.13	12/1/2028	291,000	255,940
Cablevision Lightpath LLC, Sr. Scd. Notes(c)		3.88	9/15/2027	410,000	389,748
Gen Digital, Inc., Gtd. Notes(c)		6.25	4/1/2033	250,000	249,488
Match Group Holdings II LLC, Sr. Unscd. Notes(c)		4.13	8/1/2030	208,000	186,622
United Group BV, Sr. Scd. Bonds(c)	EUR	6.50	10/31/2031	125,000	136,131
					1,217,929
Materials — .4%
Clydesdale Acquisition Holdings, Inc., Gtd. Notes(c)		8.75	4/15/2030	83,000	84,232
Clydesdale Acquisition Holdings, Inc., Sr. Scd. Notes(c)		6.88	1/15/2030	78,000	78,689
LABL, Inc., Sr. Scd. Notes(c)		9.50	11/1/2028	218,000	184,587
Mauser Packaging Solutions Holding Co., Sr. Scd. Bonds(c)		7.88	4/15/2027	283,000	277,694
					625,202
Media — 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(c)		4.25	1/15/2034	118,000	97,143
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		4.50	5/1/2032	242,000	210,249
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(c)		5.00	2/1/2028	135,000	131,130
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(c)		5.38	6/1/2029	121,000	117,184
CSC Holdings LLC, Gtd. Notes(c)		11.25	5/15/2028	400,000	387,160
DISH Network Corp., Sr. Scd. Notes(c)		11.75	11/15/2027	297,000	312,949
Gray Media, Inc., Sr. Scd. Notes(c)		10.50	7/15/2029	110,000	114,706

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Media — 1.3% (continued)
Sinclair Television Group, Inc., Sr. Scd. Bonds(c)		8.13	2/15/2033	124,000	122,441
VZ Secured Financing BV, Sr. Scd. Notes(c)	EUR	3.50	1/15/2032	380,000	365,300
					1,858,262
Metals & Mining — .9%
Cleveland-Cliffs, Inc., Gtd. Notes(c)		6.88	11/1/2029	58,000	56,815
First Quantum Minerals Ltd., Scd. Notes(c)		9.38	3/1/2029	400,000	421,159
FMG Resources August 2006 Pty Ltd., Gtd. Notes(c)		4.38	4/1/2031	420,000	379,719
Samarco Mineracao SA, Sr. Unscd. Notes(e)		9.00	6/30/2031	510,287	494,396
					1,352,089
Real Estate — 1.7%
Anywhere Real Estate Group LLC/Anywhere Co- Issuer Corp., Scd. Notes(c)		7.00	4/15/2030	86,000	76,571
Anywhere Real Estate Group LLC/Realogy Co- Issuer Corp., Gtd. Notes(c)		5.75	1/15/2029	153,000	125,254
Diversified Healthcare Trust, Gtd. Notes		9.75	6/15/2025	156,000	155,988
Emeria SASU, Sr. Scd. Bonds(c)	EUR	7.75	3/31/2028	970,000	972,098
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Gtd. Notes(c)		4.25	2/1/2027	168,000	163,742
Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp., Gtd. Notes(c)		7.00	7/15/2031	62,000	63,680
Rithm Capital Corp., Sr. Unscd. Notes(c)		8.00	4/1/2029	381,000	379,204
RLJ Lodging Trust LP, Sr. Scd. Notes(c)		4.00	9/15/2029	194,000	174,208
Starwood Property Trust, Inc., Sr. Unscd. Notes(c)		4.38	1/15/2027	62,000	60,310

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Real Estate — 1.7% (continued)
Starwood Property Trust, Inc., Sr. Unscd. Notes(c)		7.25	4/1/2029	159,000	163,197
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, Gtd. Notes(c)		6.00	1/15/2030	119,000	103,146
					2,437,398
Retailing — 1.3%
Agrifarma SpA, Sr. Scd. Bonds(c)	EUR	4.50	10/31/2028	354,000	381,099
Carvana Co., Sr. Scd. Notes(c),(e)		9.00	6/1/2031	160,000	177,923
Carvana Co., Sr. Scd. Notes(c),(e)		9.00	6/1/2030	51,165	54,214
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Gtd. Notes(c)		6.75	1/15/2030	89,000	77,042
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Sr. Scd. Notes(c)		4.63	1/15/2029	159,000	146,567
Foundation Building Materials, Inc., Gtd. Notes(c)		6.00	3/1/2029	333,000	272,199
PetSmart, Inc./PetSmart Finance Corp., Sr. Scd. Notes(c)		4.75	2/15/2028	250,000	234,194
Staples, Inc., Sr. Scd. Notes(c)		10.75	9/1/2029	160,000	144,750
Walgreens Boots Alliance, Inc., Sr. Unscd. Notes		4.65	6/1/2046	162,000	141,782
Walgreens Boots Alliance, Inc., Sr. Unscd. Notes		4.80	11/18/2044	136,000	123,270
White Cap Buyer LLC, Sr. Unscd. Notes(c)		6.88	10/15/2028	145,000	139,322
					1,892,362
Technology Hardware & Equipment — .1%
Virtusa Corp., Sr. Unscd. Notes(c)		7.13	12/15/2028	206,000	193,932
Telecommunication Services — 2.7%
Altice France SA, Sr. Scd. Notes(c)		8.13	2/1/2027	248,000	221,956

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Telecommunication Services — 2.7% (continued)
CommScope LLC, Sr. Scd. Notes(c)		9.50	12/15/2031	134,000	138,143
Consolidated Communications, Inc., Sr. Scd. Notes(c)		6.50	10/1/2028	327,000	316,114
EchoStar Corp., Sr. Scd. Notes		10.75	11/30/2029	417,000	438,539
Fibercop SpA, Sr. Scd. Notes(c)		7.72	6/4/2038	255,000	256,293
Iliad Holding SASU, Sr. Scd. Notes(c)		7.00	4/15/2032	200,000	200,515
Iliad Holding SASU, Sr. Scd. Notes(c)		8.50	4/15/2031	480,000	503,895
Level 3 Financing, Inc., Scd. Notes(c)		10.00	10/15/2032	145,000	144,699
Level 3 Financing, Inc., Sr. Scd. Notes(c)		10.50	4/15/2029	278,000	307,190
Level 3 Financing, Inc., Sr. Scd. Notes(c)		10.75	12/15/2030	45,000	49,950
Lumen Technologies, Inc., Sr. Scd. Notes(c)		4.13	4/15/2029	190,825	180,330
Lumen Technologies, Inc., Sr. Scd. Notes(c)		10.00	10/15/2032	198,000	197,913
Lumen Technologies, Inc., Sr. Unscd. Bonds, Ser. P		7.60	9/15/2039	178,000	140,325
PLT VII Finance Sarl, Sr. Scd. Bonds, (3 Month EURIBOR +3.50%)(c),(d)	EUR	6.00	6/15/2031	220,000	238,183
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds(c)	GBP	4.50	7/15/2031	320,000	352,338
Windstream Services LLC/Windstream Escrow Finance Corp., Sr. Scd. Notes(c)		8.25	10/1/2031	224,000	228,271
					3,914,654
Transportation — .3%
Edge Finco PLC, Sr. Scd. Notes(c)	GBP	8.13	8/15/2031	220,000	290,224
SGL Group ApS, Sr. Scd. Bonds, (3 Month EURIBOR +4.25%)(d)	EUR	6.78	2/24/2031	190,000	206,104
					496,328

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Bonds and Notes — 56.6% (continued)
Utilities — .9%
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, Sr. Unscd. Notes(c)		6.38	2/15/2032	210,000	203,860
Clearway Energy Operating LLC, Gtd. Notes(c)		3.75	1/15/2032	34,000	29,166
ContourGlobal Power Holdings SA, Sr. Scd. Bonds(c)	EUR	5.00	2/28/2030	100,000	107,354
ContourGlobal Power Holdings SA, Sr. Scd. Bonds(c)		6.75	2/28/2030	200,000	201,130
Edison International, Sr. Unscd. Notes		6.95	11/15/2029	160,000	166,412
NRG Energy, Inc., Gtd. Notes(c)		6.25	11/1/2034	172,000	169,470
NRG Energy, Inc., Jr. Sub. Bonds(c),(f)		10.25	3/15/2028	90,000	99,367
Vistra Operations Co. LLC, Gtd. Notes(c)		6.88	4/15/2032	150,000	153,014
XPLR Infrastructure Operating Partners LP, Gtd. Notes(c)		8.38	1/15/2031	46,000	45,275
XPLR Infrastructure Operating Partners LP, Gtd. Notes(c)		8.63	3/15/2033	46,000	44,792
XPLR Infrastructure Operating Partners LP, Sr. Unscd. Notes(c)		7.25	1/15/2029	48,000	47,268
					1,267,108
Total Bonds and Notes (cost $81,633,250)					82,658,473

	Shares(a)
Common Stocks — .0%
Chemicals — .0%
Colouroz/Flint, Cl. A (g),(h) (cost $2)	1,955,210	0
Exchange-Traded Funds — 1.0%
Registered Investment Companies — 1.0%
iShares 1-5 Year Investment Grade Corporate Bond ETF	9,090	476,043

STATEMENT OF INVESTMENTS (continued)

Description	Shares(a)	Value ($)
Exchange-Traded Funds — 1.0% (continued)
Registered Investment Companies — 1.0% (continued)
iShares 5-10 Year Investment Grade Corporate Bond ETF	9,020	473,731
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,300	467,367
Total Exchange-Traded Funds (cost $1,410,015)		1,417,141

		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)
Floating Rate Loan Interests — 50.7%
Advertising — .3%
CB Poly US Holdings, Inc., Initial Term Loan, (3 Month SOFR +5.50%)(d)		9.80	5/21/2029	221,743	210,449
Neptune BidCo US, Inc., Term Loan B, (3 Month SOFR +5.10%)(d)		9.39	4/11/2029	245,306	212,152
					422,601
Aerospace & Defense — .1%
Spirit Aerosystems, Inc., Initial Term Loan, (3 Month SOFR +4.50%)(d)		8.79	1/15/2027	168,406	168,827
Airlines — .1%
JetBlue Airways Corp., Initial Term Loan, (1 Month SOFR +4.75%)(d)		9.05	8/27/2029	95,435	92,709
Automobiles & Components — 1.0%
Clarios Global LP, 2024 Term Loan B, (1 Month EURIBOR +3.00%)(d)	EUR	5.36	7/16/2031	664,804	713,685
First Brands Group LLC, 2021 First Lien Term Loan, (3 Month SOFR +5.26%)(d)		9.55	3/30/2027	127,673	118,935
First Brands Group LLC, 2022 Incremental Term Loan, (3 Month SOFR +5.26%)(d)		9.55	3/30/2027	307,186	286,259
IXS Holdings, Inc., Initial Term Loan, (3 Month SOFR +4.35%)(d)		8.65	3/5/2027	150,538	147,622
Power Stop LLC, Initial Term Loan, (1 Month SOFR +4.85%)(d)		9.17	1/26/2029	69,456	64,421

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Automobiles & Components — 1.0% (continued)
Realtruck Group, Inc., Initial Term Loan, (1 Month SOFR +3.61%)(d)		7.94	1/31/2028	106,283	101,780
Realtruck Group, Inc., Second Amendment Incremental Term Loan, (1 Month SOFR +5.11%)(d)		9.44	1/31/2028	87,479	85,948
					1,518,650
Building Materials — .8%
Cornerstone Building Brands, Inc., New Term Loan B, (1 Month SOFR +3.25%)(d)		7.67	4/12/2028	152,205	128,803
LSF10 XL BidCo SCA, Facility Term Loan B-4, (3 Month EURIBOR +4.18%)(d)	EUR	6.53	4/10/2028	853,470	899,906
Oscar Acquisition Co. LLC, Term Loan B, (3 Month SOFR +4.25%)(d)		8.55	4/30/2029	148,855	139,658
					1,168,367
Chemicals — 3.3%
Bakelite US Holdco, Inc., Initial Term Loan, (3 Month SOFR +3.75%)(d)		8.05	12/23/2031	126,682	125,416
Flint Group Packaging Inks North America Holdings LLC, Facility Term Loan B, (3 Month SOFR +4.51%)(d)		8.80	12/31/2026	869,557	844,197
Flint Group Topco Ltd., First Lien Facility Term Loan B, (3 Month SOFR +0.36%)(d)		4.65	12/31/2027	490,276	401,110
Flint Group Topco Ltd., Second Lien Facility Term Loan B, (3 Month SOFR +0.36%)(d)		4.65	12/31/2027	2,487,303	318,163
Flint Group Topco Ltd., Second Lien Holdco Facility, (3 Month EURIBOR +0.10%)(d)	EUR	2.78	12/31/2027	103,841	14,925
Herens Holdco Sarl, Euro Term Loan, (3 Month EURIBOR +3.93%)(d)	EUR	6.28	7/3/2028	1,000,000	1,029,262

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Chemicals — 3.3% (continued)
Hexion Holdings Corp., 2024 Refinancing Term Loan, (1 Month SOFR +4.00%)(d)		8.32	3/15/2029	282,454	275,242
Ineos US Finance LLC, 2031 - II Euro Term Loan, (1 Month EURIBOR +3.50%)(d)	EUR	5.86	6/23/2031	1,500,000	1,601,959
USALCO LLC, Delayed Draw Term Commitment Loan, (1 Month SOFR +4.00%)(d),(i)		4.50	9/30/2031	12,330	12,348
USALCO LLC, Initial Term Loan, (3 Month SOFR +4.00%)(d)		8.30	9/30/2031	119,371	119,548
					4,742,170
Commercial & Professional Services — 6.7%
Albion Financing 3 Sarl, 2025 Amended Euro Term Loan, (3 Month EURIBOR +3.00%)(d)	EUR	5.61	8/2/2029	2,000,000	2,154,490
American Auto Auction Group LLC, Tranche Term Loan B, (3 Month SOFR +4.50%)(d)		8.80	12/30/2027	165,082	165,426
Divisions Holding Corp., Term Loan B, (1 Month SOFR +4.86%)(d)		9.19	5/30/2028	143,667	144,385
Dodge Construction Network LLC, Tranche A New Money Term Loan, (3 Month SOFR +6.40%)(d)		10.72	1/31/2029	182,542	182,086
Envalior Finance GmbH, Facility Term Loan B-1, (3 Month SOFR +5.50%)(d)		9.79	4/3/2030	157,416	147,156
Holding Socotec, USD Term Loan, (3 Month SOFR +3.75%)(d)		8.06	6/2/2028	107,000	107,201
Inspired Finco Holdings Ltd., Facility Term Loan B-6A, (1 Month EURIBOR +3.25%)(d)	EUR	5.61	2/28/2031	1,500,000	1,616,143

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Commercial & Professional Services — 6.7% (continued)
Jupiter Buyer, Inc., Initial Delayed Draw Term Loan, (1 Month SOFR +4.75%)(d),(i)		4.75	11/3/2031	17,900	17,911
Jupiter Buyer, Inc., Initial Term Loan, (1 Month SOFR +4.75%)(d)		9.07	11/3/2031	155,135	155,232
Modulaire Group Holdings Ltd., Term Loan B, (3 Month EURIBOR +4.18%)(d)	EUR	6.53	12/22/2028	1,000,000	1,082,776
Ramudden Global Group GmbH, Facility Term Loan B-4, (1 Month EURIBOR +3.50%)(d)	EUR	5.89	12/12/2029	1,000,000	1,075,591
Raven Acquisition Holdings LLC, 2024 Delayed Draw Commitment Term Loan, (1 Month SOFR +3.25%)(d),(i)		3.25	11/20/2031	12,533	12,398
Raven Acquisition Holdings LLC, Initial Term Loan, (1 Month SOFR +3.25%)(d)		7.57	11/20/2031	175,467	173,566
Ren10 Holding AB, 2024 Facility Term Loan B-2, (3 Month EURIBOR +3.75%)(d)	EUR	6.21	7/8/2030	1,000,000	1,085,452
Spring Education Group, Inc., Initial Term Loan, (3 Month SOFR +4.00%)(d)		8.30	10/4/2030	206,422	206,441
Trevise Holdings 1, Term Loan B, (3 Month EURIBOR +3.95%)(d)	EUR	6.63	7/31/2029	1,000,000	1,087,382
Vaco Holdings LLC, Initial Term Loan, (3 Month SOFR +5.00%)(d)		9.45	1/22/2029	211,627	196,134
Veritiv Operating Co., Initial Term Loan, (3 Month SOFR +4.00%)(d)		8.30	11/29/2030	189,050	188,275
					9,798,045

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Consumer Discretionary — 1.4%
AI Aqua Merger Sub, Inc., 2025 Refinancing Term Loan B, (1 Month SOFR +3.00%)(d)		7.32	7/31/2028	359,502	356,653
Awaze Ltd., Facility Term Loan B-3, (6 Month EURIBOR +5.00%)(d)	EUR	7.67	5/9/2028	623,154	570,497
Awaze Ltd., Facility Term Loan B-4, (6 Month EURIBOR +5.00%)(d)	EUR	7.67	5/9/2028	376,846	345,002
Bally’s Corp., Facility Term Loan B, (3 Month SOFR +3.51%)(d)		7.80	10/2/2028	46,823	41,815
Crown Finance US, Inc., Initial Term Loan, (1 Month SOFR +5.25%)(d)		9.57	12/2/2031	509,723	507,674
ECL Entertainment LLC, Term Loan B, (1 Month SOFR +3.50%)(d)		7.82	8/30/2030	151,422	151,493
J&J Ventures Gaming LLC, 2025 Term Loan, (1 Month SOFR +3.50%)(d)		7.82	4/26/2030	107,272	105,931
					2,079,065
Consumer Durables & Apparel — .2%
S&S Holdings LLC, First Lien Initial Term Loan, (1 Month SOFR +5.10%)(d)		9.42	3/13/2028	211,590	210,351
S&S Holdings LLC, Second Lien Initial Term Loan, (1 Month SOFR +8.85%)(d)		13.17	3/12/2029	66,000	63,662
					274,013
Consumer Staples — .2%
Hunter Douglas Holding BV, Tranche Term Loan B-1, (3 Month SOFR +3.25%)(d)		7.55	1/19/2032	253,610	243,085
Diversified Financials — .8%
Apex Group Treasury Ltd., Term Loan B, (3 Month SOFR +3.50%)(d)		7.82	2/27/2032	48,000	47,910

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Diversified Financials — 0.8% (continued)
Blackhawk Network Holdings, Inc., Term Loan B, (1 Month SOFR +4.00%)(d)		8.32	3/12/2029	233,694	233,067
Edelman Financial Center LLC, 2024 Refinancing Term Loan, (1 Month SOFR +5.25%)(d)		9.57	10/6/2028	77,000	77,250
FNZ USA FinCo LLC, USD Initial Term Loan, (3 Month SOFR +5.00%)(d)		9.29	11/5/2031	146,000	135,050
Nexus Buyer LLC, Amendment No. 9 Refinancing Term Loan, (1 Month SOFR +3.50%)(d)		7.82	7/31/2031	283,614	282,304
Osaic Holdings, Inc., Term Loan B-4, (1 Month SOFR +3.50%)(d)		7.82	8/16/2028	198,503	197,281
Russell Investments US Institutional Holdco, Inc., 2027 Term Loan, (3 Month SOFR +6.50%)(d)		10.79	5/28/2027	196,956	191,294
					1,164,156
Electronic Components — .7%
ADB Safegate Luxembourg 2 Sarl, Facility Term Loan B, (6 Month EURIBOR +4.75%)(d)	EUR	7.14	10/5/2026	1,000,000	1,066,432
Energy — 1.1%
CPV Shore Holdings LLC, Term Advance B, (1 Month SOFR +3.75%)(d)		8.05	2/4/2032	189,000	188,528
Freeport LNG Investments LLP, 2025 Term Loan B, (3 Month SOFR +3.25%)(d)		7.54	12/21/2028	569,098	563,168
New Fortress Energy, Inc., Incremental Term Loan R, (3 Month SOFR +5.50%)(d),(j)		9.79	10/30/2028	120,000	103,200
NGL Energy Operating LLC, Term Loan, (1 Month SOFR +3.75%)(d)		8.07	2/3/2031	106,920	106,530

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Energy — 1.1% (continued)
NGP XI Midstream Holdings LLC, Term Loan B-2, (3 Month SOFR +3.50%)(d)		7.80	7/25/2031	249,375	248,752
WaterBridge Midstream Operating LLC, Term Loan B, (3 Month SOFR +4.75%)(d)		9.05	6/27/2029	222,194	220,793
WaterBridge NDB Operating LLC, Initial Term Loan, (2 Month SOFR +4.00%)(d)		8.31	5/10/2029	139,899	140,533
					1,571,504
Environmental Control — .1%
Geosyntec Consultants, Inc., Initial Term Loan, (1 Month SOFR +3.75%)(d)		8.07	7/31/2031	3,990	3,995
WIN Waste Innovations Holdings, Inc., Incremental Term Loan, (1 Month SOFR +3.86%)(d)		8.19	3/27/2028	62,000	61,690
					65,685
Financials — .1%
Jump Financial LLC, 2025 Term Loan B, (3 Month SOFR +4.25%)(d)		8.55	2/26/2032	155,968	156,943
Food Products — 2.4%
Bellis Acquisition Co. PLC, Seven-Year Term Loan B, (6 Month EURIBOR +4.00%)(d)	EUR	7.09	5/14/2031	1,000,000	1,037,205
Biscuit Holding SASU, Facility Term Loan B, (6 Month EURIBOR +4.00%)(d)	EUR	6.38	2/15/2027	1,000,000	1,059,679
Max US BidCo, Inc., Initial Term Loan, (3 Month SOFR +5.00%)(d)		9.31	10/2/2030	257,400	253,315
Monogram Food Solutions LLC, Initial Term Loan, (1 Month SOFR +4.11%)(d)		8.44	8/28/2028	75,804	74,667
ZF Invest SAS, Term Loan B, (3 Month EURIBOR +3.48%)(d)	EUR	6.24	7/12/2028	1,000,000	1,076,791
					3,501,657

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Food Service — .8%
Pax Holdco Spain SLU, 2025 Facility Term Loan B-3, (3 Month EURIBOR +4.00%)(d)	EUR	6.52	12/31/2029	1,100,000	1,188,930
Health Care — 8.9%
ADMI Corp., Incremental Term Loan, (1 Month SOFR +3.49%)(d)		7.81	12/23/2027	140,634	139,368
Alvogen Pharma US, Inc., Second Lien Term Loan, (3 Month SOFR +10.50%)(d)		14.80	3/1/2029	67,001	36,851
Auris Luxembourg III Sarl, Facility Term Loan B-5, (6 Month EURIBOR +4.00%)(d)	EUR	6.69	2/28/2029	1,500,000	1,624,310
Bella Holdings Co. LLC, Term Loan, (1 Month SOFR +3.25%)(d)		7.57	5/10/2028	67,481	67,430
Cerba Healthcare SACA, Incremental TLC Facility Term Loan, (1 Month EURIBOR +3.95%)(d)	EUR	6.31	2/16/2029	1,000,000	899,279
Cidron Aida Finco Sarl, Term Loan B, (3 Month EURIBOR +4.25%)(d)	EUR	6.75	10/22/2031	1,000,000	1,080,397
Colosseum Dental Group AS, Facility Term Loan B, (3 Month EURIBOR +3.75%)(d)	EUR	3.75	2/18/2032	1,000,000	1,081,165
Financiere Verdi I SAS, Facility Term Loan B, (3 Month SONIO +4.50%)(d)	GBP	8.96	4/15/2028	500,000	620,444
Gainwell Acquisition Corp., Term Loan B, (3 Month SOFR +4.10%)(d)		8.40	10/1/2027	339,930	319,752
Global Medical Response, Inc., 2024 Extended Term Loan, (3 Month SOFR +5.50%)(d)		9.79	10/2/2028	208,887	209,119

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Health Care — 8.9% (continued)
Inovie SASU, Senior Facility Term Loan B, (3 Month EURIBOR +4.00%)(d)	EUR	6.36	3/3/2028	1,000,000	1,013,654
Inula Natural Health Group, Senior Facility Term Loan B, (3 Month EURIBOR +3.75%)(d)	EUR	6.11	12/11/2025	903,382	908,449
LifePoint Health, Inc., Term Loan B, (3 Month SOFR +3.75%)(d)		8.05	5/19/2031	258,055	250,850
LifePoint Health, Inc., Term Loan B-2, (3 Month SOFR +3.50%)(d)		7.82	5/19/2031	39,800	38,414
Neurapharm Arzneimittel GmbH, Facility Term Loan B-1, (3 Month EURIBOR +3.75%)(d)	EUR	6.36	12/13/2027	633,857	686,325
Neurapharm Arzneimittel GmbH, Facility Term Loan B-2, (3 Month EURIBOR +3.75%)(d)	EUR	6.36	12/13/2027	366,143	396,451
One Call Corp., First Lien Term Loan B, (3 Month SOFR +5.76%)(d)		10.06	4/22/2027	97,242	94,811
Pique BidCo SLU, Term Loan B-3, (1 Month EURIBOR +3.50%)(d)	EUR	5.86	12/18/2030	1,000,000	1,083,576
Radiology Partners, Inc., Term Loan C, (3 Month SOFR +3.76%)(d)		8.09	1/31/2029	264,689	255,796
Sirona BidCo SASU, Facility Term Loan B, (3 Month EURIBOR +4.50%)(d)	EUR	6.98	12/18/2028	1,000,000	889,369
Team Health Holdings, Inc., Extended Term Loan, (3 Month SOFR +5.25%)(d)		9.54	3/2/2027	146,727	143,209

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Health Care — 8.9% (continued)
US Anesthesia Partners, Inc., Initial Term Loan, (1 Month SOFR +4.36%)(d)		8.69	10/2/2028	185,625	182,461
VetStrategy Canada Holdings, Inc., Incremental Term Loan B-12, (3 Month SOFR +3.75%)(d)		8.05	12/6/2028	987,525	989,224
					13,010,704
Industrial — 4.0%
Ammega Group BV, 2023 Facility Term Loan B-2, (3 Month EURIBOR +5.00%)(d)	EUR	7.36	12/19/2028	1,326,470	1,440,766
Arcline FM Holdings LLC, Term Loan, (1 Month SOFR +3.50%)(d)		4.25	6/24/2030	185,211	184,656
Artera Services LLC, Tranche Term Loan C, (3 Month SOFR +4.50%)(d)		8.80	2/10/2031	155,924	148,279
CPM Holdings, Inc., Initial Term Loan, (1 Month SOFR +4.50%)(d)		8.82	9/28/2028	140,930	138,816
DXP Enterprises, Inc., 2024 Incremental Term Loan, (1 Month SOFR +3.75%)(d)		8.07	10/7/2030	265,807	265,723
Eleda Management AB, Delayed Draw Term Loan, (3 Month EURIBOR +4.00%)(d),(i)	EUR	6.36	4/3/2031	250,000	271,381
Eleda Management AB, Term Loan B, (3 Month EURIBOR +4.50%)(d)	EUR	6.51	4/3/2031	1,250,000	1,356,903
GrafTech Global Enterprises, Inc., Delayed Draw Term Loan, (1 Month SOFR +6.00%)(d),(i)		8.00	12/21/2029	43,994	45,135
GrafTech Global Enterprises, Inc., Initial Term Loan, (1 Month SOFR +6.00%)(d)		10.30	12/21/2029	76,990	78,987

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Industrial — 4.0% (continued)
Husky Injection Molding Systems Ltd., Amendment No. 5 Refinancing Term Loan, (3 Month SOFR +4.50%)(d)		8.78	2/15/2029	147,602	147,156
Radar BidCo Sarl, Eur Term Loan B-2, (3 Month EURIBOR +3.75%)(d)	EUR	6.48	3/31/2031	1,000,000	1,086,031
STS Operating, Inc., First Refinancing Term Loan, (1 Month SOFR +4.10%)(d)		8.42	3/25/2031	210,600	202,628
Swissport Stratosphere USA LLC, USD Facility Term Loan B-2, (3 Month SOFR +3.75%)(d)		8.04	3/31/2031	98,459	98,859
TRC Cos. LLC, 2025 Refinancing Term Loan, (1 Month SOFR +3.00%)(d)		7.32	12/11/2028	98,987	98,182
Victory Buyer LLC, Initial Term Loan, (1 Month SOFR +3.86%)(d)		8.19	11/20/2028	223,823	217,788
					5,781,290
Information Technology — 3.5%
AI Silk UK Midco 2 Ltd., Facility Term Loan B, (6 Month EURIBOR +4.75%)(d)	EUR	7.11	3/24/2031	2,000,000	2,157,345
Ascend Learning LLC, Second Lien Initial Term Loan, (1 Month SOFR +5.85%)(d)		10.17	12/10/2029	66,298	66,198
Cloud Software Group, Inc., Initial Dollar Facility Term Loan B, (2 Month SOFR +3.50%)(d)		7.80	3/29/2029	163,782	162,479
Dedalus Finance GmbH, Additional Term Loan B-2, (6 Month EURIBOR +3.75%)(d)	EUR	6.42	7/17/2027	1,000,000	1,079,613

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Information Technology — 3.5% (continued)
EP Purchaser LLC, 2023 Incremental Term Loan, (3 Month SOFR +4.76%)(d)	9.06	11/6/2028	146,254	146,802
Flash Charm, Inc., 2024 Term Loan B-2, (3 Month SOFR +3.50%)(d)	7.79	3/2/2028	313,559	291,463
HS Purchaser LLC, First Lien 7th Amendment Refinancing Term Loan, (3 Month SOFR +4.10%)(d)	8.39	11/30/2026	187,951	172,539
Inmar, Inc., Initial Term Loan, (1-3 Month SOFR +5.00%)(d)	9.32	10/30/2031	155,680	155,826
Mitchell International, Inc., Initial Term Loan, (1 Month SOFR +3.25%)(d)	7.57	6/17/2031	158,295	156,637
MYOB US Borrower LLC, Initial US Term Loan, (1 Month SOFR +4.00%)(d)	4.00	5/8/2026	86,541	85,649
Oceankey (US) II Corp., Term Loan, (1 Month SOFR +3.60%)(d)	7.92	12/15/2028	48,874	48,834
Polaris Newco LLC, First Lien Dollar Term Loan, (3 Month SOFR +4.01%)(d)	8.30	6/5/2028	201,478	193,344
Project Alpha Intermediate Holding, Inc., First Lien Incremental Term Loan B, (3 Month SOFR +3.25%)(d)	7.55	10/28/2030	231,006	230,764
Project Alpha Intermediate Holding, Inc., Second Lien Incremental Term Loan, (1 Month SOFR +5.00%)(d)	5.50	11/22/2032	39,000	38,854
Red Planet Borrower LLC, First Lien Initial Term Loan, (1 Month SOFR +3.60%)(d)	7.92	9/29/2028	72,811	71,563
Rithum Holdings, Inc., First Lien Term Loan, (3 Month SOFR +4.15%)(d)	8.46	12/2/2027	99,740	96,540
				5,154,450

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Insurance — .2%
Amynta Agency Borrower, Inc., 2024-1 Refinancing Term Loan, (3 Month SOFR +3.00%)(d)		7.29	12/29/2031	216,122	214,389
OneDigital Borrower LLC, Second Lien Initial Term Loan, (1 Month SOFR +5.25%)(d)		9.57	7/2/2032	61,000	61,076
					275,465
Internet Software & Services — 2.5%
Arches Buyer, Inc., Refinancing Term Loan, (1 Month SOFR +3.35%)(d)		7.67	12/6/2027	295,229	289,418
Delivery Hero Finco LLC, Extended Dollar Term Loan, (2 Month SOFR +5.00%)(d)		9.31	12/12/2029	84,061	84,341
MH Sub I LLC, 2023 May New Term Loan, (1 Month SOFR +4.25%)(d)		8.57	5/3/2028	254,681	242,585
MH Sub I LLC, 2023 May New Term Loan, (1 Month SOFR +6.25%)(d)		10.57	2/23/2029	59,000	55,175
StubHub Holdco Sub LLC, USD Extended Term Loan B, (1 Month SOFR +4.75%)(d)		9.07	3/15/2030	274,323	273,637
The Knot Worldwide, Inc., Amendment No. 5 Term Loan, (1 Month SOFR +3.75%)(d)		8.07	1/31/2028	356,409	356,855
THG Operations Holdings Ltd., Facility Term Loan B, (6 Month EURIBOR +4.50%)(d)	EUR	7.15	12/11/2026	1,000,000	1,069,887
ZPG Ltd., First Lien Facility Term Loan B-3, (1 Month SOFR +5.50%)(d)	GBP	9.96	7/31/2028	1,000,000	1,297,098
					3,668,996

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Materials — .9%
Berling Packaging LLC, 2024- 2 Replacement Term Loan, (3 Month SOFR +3.50%)(d)	7.80	6/9/2031	202,786	202,330
Clydesdale Acquisition Holdings, Inc., Term Loan B, (1 Month SOFR +3.18%)(d)	7.50	4/13/2029	273,987	273,116
Crosby US Acquisition Corp., Amendment No. 4 Replacement Term Loan, (1 Month SOFR +3.50%)(d)	7.82	8/16/2029	158,006	158,324
Pregis Topco LLC, First Lien Initial Term Loan, (1 Month SOFR +4.00%)(d)	8.32	7/31/2026	133,242	133,457
ProAmpac PG Borrower LLC, 2024 Term Loan B, (3 Month SOFR +4.00%)(d)	8.32	9/15/2028	463,098	461,169
SupplyOne, Inc., Term Loan B, (1 Month SOFR +3.75%)(d)	8.07	4/21/2031	141,075	141,471
				1,369,867
Media — .1%
DIRECTV Financing LLC, Closing Date Term Loan, (3 Month SOFR +5.26%)(d)	9.55	8/2/2027	44,008	44,123
Gray Media, Inc., Term Loan F, (1 Month SOFR +5.25%)(d)	9.57	6/4/2029	55,719	54,048
Sinclair Television Group, Inc., Term Loan B-6, (1 Month SOFR +3.41%)(d)	7.74	12/31/2029	79,793	66,867
				165,038
Real Estate — 1.0%
CoreLogic, Inc., First Lien Initial Term Loan, (1 Month SOFR +3.61%)(d)	7.94	6/2/2028	303,520	298,461

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Real Estate — 1.0% (continued)
Emeria SASU, Additional Facility Term Loan B-2, (3 Month EURIBOR +5.25%)(d)	EUR	7.64	3/27/2028	1,000,000	1,008,042
Forest City Enterprises LP, Term Loan B, (1 Month SOFR +3.61%)(d)		7.94	12/8/2025	177,000	173,239
					1,479,742
Retailing — 4.0%
Applegreen Finance Ireland DAC, Facility Term Loan B, (1 Month EURIBOR +5.00%)(d)	EUR	7.36	1/27/2032	1,000,000	1,089,410
Breitling Financing Sarl, Term Loan B, (3 Month EURIBOR +3.90%)(d)	EUR	6.48	10/23/2028	1,000,000	1,056,479
EG Finco Limited, Additional Facility Term Loan B-2, (3 Month EURIBOR +4.50%)(d)	EUR	6.86	2/7/2028	995,000	1,079,191
Foundation Building Materials, Inc., 2024 Incremental Term Loan, (3 Month SOFR +4.26%)(d)		8.55	1/29/2031	134,386	122,991
Peer Holding III BV, Term Loan B-7, (3 Month EURIBOR +3.25%)(d)	EUR	5.61	11/24/2031	1,000,000	1,082,343
RH, Initial Term Loan, (1 Month SOFR +2.61%)(d)		6.94	10/20/2028	228,226	218,277
Staples, Inc., Closing Date Term Loan, (3 Month SOFR +5.75%)(d)		10.04	9/10/2029	191,836	170,926
White Cap Supply Holdings LLC, Tranche Term Loan C, (1 Month SOFR +3.25%)(d)		7.57	10/31/2029	57,855	56,233
Winterfell Financing Sarl, Term Loan, (3 Month EURIBOR +3.43%)(d)	EUR	5.96	5/4/2028	1,000,000	1,030,052
					5,905,902

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Semiconductors & Semiconductor Equipment — .7%
TIC BidCo Ltd., Facility Euro Delayed Draw Term Loan 2, (3 Month EURIBOR +4.00%)(d),(i)	EUR	6.46	6/16/2031	112,676	122,274
TIC BidCo Ltd., Facility Term Loan B-2, (3 Month EURIBOR +4.00%)(d)	EUR	6.46	6/16/2031	887,324	962,913
					1,085,187
Technology Hardware & Equipment — 2.7%
Clover Holdings 2 LLC, Initial Floating Rate Term Loan, (3 Month SOFR +4.00%)(d)		8.29	12/9/2031	352,740	349,433
Expleo Services, Term Loan B, (6 Month EURIBOR +5.00%)(d)	EUR	7.38	9/28/2027	1,000,000	1,017,590
Indy US BidCo LLC, Eleventh Amendment Term Loan, (1 Month SOFR +3.50%)(d)		7.82	3/6/2028	843,675	841,987
Kaseya, Inc., Term Loan, (1 Month SOFR +3.25%)(d)		7.57	3/22/2032	161,000	160,699
Kronosnet CX BidCo, Term Loan B, (6 Month EURIBOR +5.75%)(d)	EUR	8.70	10/25/2029	1,000,000	864,651
Peraton Corp., First Lien Term Loan B, (1 Month SOFR +3.85%)(d)		8.17	2/1/2028	119,783	106,878
Peraton Corp., Second Lien Term Loan B-1 , (3 Month SOFR +7.85%)(d)		12.18	2/1/2029	391,000	296,918
Vericast Corp., 2024 Extended Term Loan, (6 Month SOFR +7.75%)(d)		12.03	6/15/2030	33,858	32,436
X Corp., Tranche Term Loan B-3, (9 Month SOFR FLAT)(d)		9.50	10/29/2029	207,000	212,619
					3,883,211
Telecommunication Services — 1.5%
Altice France SA, USD Term Loan B-14, (3 Month SOFR +5.50%)(d)		9.80	8/31/2028	201,504	181,127

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Telecommunication Services — 1.5% (continued)
Consolidated Communications, Inc., Term Loan B-1, (1 Month SOFR +3.61%)(d)		7.94	10/4/2027	282,043	281,537
Crown Subsea Communications Holding, Inc., 2024 Term Loan, (1 Month SOFR +4.00%)(d)		8.32	1/30/2031	111,019	111,324
Lumen Technologies, Inc., Term Loan B-1, (1 Month SOFR +2.46%)(d)		6.79	4/16/2029	135,770	130,828
Lumen Technologies, Inc., Term Loan B-2, (1 Month SOFR +2.46%)(d)		6.79	4/15/2030	162,565	156,443
Masorange Finco PLC, Facility Term Loan B-5, (3 Month EURIBOR +2.75%)(d)	EUR	5.22	3/25/2031	1,000,000	1,073,255
Zayo Group Holdings, Inc., 2022 Incremental Term Loan, (1 Month SOFR +4.25%)(d)		8.57	3/9/2027	70,818	66,662
Zayo Group Holdings, Inc., Initial Dollar Term Loan, (1 Month SOFR +3.11%)(d)		7.44	3/9/2027	239,553	223,556
					2,224,732
Transportation — .2%
Patriot Rail Co. LLC, First Lien Term Loan B, (3 Month SOFR +3.00%)(d)		7.29	3/8/2032	109,000	109,273
PODS LLC, Term Loan, (3 Month SOFR +3.26%)(d)		7.55	3/31/2028	241,250	219,016
					328,289
Utilities — .4%
Eastern Power LLC, Term Loan B, (1 Month SOFR +5.25%)(d)		9.57	4/3/2028	142,245	139,654

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a),(b)	Value ($)
Floating Rate Loan Interests — 50.7% (continued)
Utilities — 0.4% (continued)
EFS Cogen Holdings I LLC, Advance Term Loan B, (3 Month SOFR +3.50%)(d)	7.80	10/3/2031	226,860	226,896
Potomac Energy Center LLC, Advance Term Loan, (3 Month SOFR +6.26%)(d)	10.56	9/30/2026	215,936	215,936
				582,486
Total Floating Rate Loan Interests (cost $77,981,058)				74,138,198

	1-Day Yield (%)	Shares
Investment Companies — 3.4%
Registered Investment Companies — 3.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(k) (cost $5,022,133)	4.44	5,022,133	5,022,133
Total Investments (cost $166,046,458)		111.7%	163,235,945
Liabilities, Less Cash and Receivables		(11.7%)	(17,062,898)
Net Assets		100.0%	146,173,047

ETF—Exchange-Traded Fund
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
GBP—British Pound
SOFR—Secured Overnight Financing Rate
SONIO—Sterling Overnight Index Average
TSFR—Term Secured Overnight Financing Rate Reference Rates
USD—United States Dollar

(a)	Security, or a portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.
(b)	Amount stated in U.S. Dollars unless otherwise noted above.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
March 31, 2025, these securities amounted to $77,722,296 or 53.2% of net assets.

(d)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(e)	Payment-in-kind security and interest may be paid in additional par.
(f)	Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.
(g)	The fund held Level 3 securities at March 31, 2025. These securities were valued at $0 or .0% of net assets.

STATEMENT OF INVESTMENTS (continued)
(h)	Non-income producing security.
(i)	Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.
(j)	Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of March 31, 2025.
(k)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Affiliated Issuers
Description	Value ($) 3/31/2024	Purchases ($)†	Sales ($)	Value ($) 3/31/2025	Dividends/ Distributions ($)
Registered Investment Companies - 3.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.4%	854,932	164,423,190	(160,255,989)	5,022,133	268,942

†	Includes reinvested dividends/distributions.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC
Euro	3,600,000	United States Dollar	3,909,843	4/24/2025	(12,136)
Euro	1,000,000	United States Dollar	1,084,201	4/24/2025	(1,505)
United States Dollar	41,342,339	Euro	38,065,000	4/24/2025	129,509
Euro	6,800,000	United States Dollar	7,342,796	4/24/2025	19,538
United States Dollar	56,614,500	Euro	52,250,000	4/28/2025	31,301
United States Dollar	1,408,591	Euro	1,300,000	4/28/2025	779
United States Dollar	1,909,638	British Pound	1,475,000	4/28/2025	4,427

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
United States Dollar	3,074,841	British Pound	2,375,000	4/28/2025	7,128
Euro	420,000	United States Dollar	453,608	4/28/2025	1,223
Gross Unrealized Appreciation					193,905
Gross Unrealized Depreciation					(13,641)
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2025

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	161,024,325	158,213,812
Affiliated issuers	5,022,133	5,022,133
Cash		277,295
Cash denominated in foreign currency	8,424,423	8,434,787
Receivable for investment securities sold		6,814,203
Dividends and interest income receivable		2,182,474
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		193,905
		181,138,609
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		552,273
Loan payable ($27,000,000 face amount, respectively, report net of unamortized debt issuance cost of $65,913)—Note 2		26,934,087
Payable for investment securities purchased		3,946,625
Distributions payable		3,363,972
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		13,641
Directors’ fees and expenses payable		9,317
Interest and loan fees payable—Note 2		5,544
Other accrued expenses		140,103
		34,965,562
Net Assets ($)		146,173,047
Composition of Net Assets ($):
Paid-in capital		173,879,031
Total distributable earnings (loss)		(27,705,984)
Net Assets ($)		146,173,047
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		1,681,986
Net Asset Value Per Share ($)		86.91
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2025

Investment Income ($):
Income:
Interest (net of $6,256 foreign taxes withheld at source)	22,364,280
Dividends:
Unaffiliated issuers	50,554
Affiliated issuers	268,942
Total Income	22,683,776
Expenses:
Management fee—Note 3(a)	2,726,391
Interest expense and loan fees—Note 2	4,706,919
Professional fees	175,910
Directors’ fees and expenses—Note 3(c)	49,112
Custodian fees—Note 3(b)	24,415
Shareholders’ reports	20,607
Chief Compliance Officer fees—Note 3(b)	16,201
Shareholder servicing costs	14,260
Miscellaneous	389,797
Total Expenses	8,123,612
Net Investment Income	14,560,164
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(3,057,776)
Net realized gain (loss) on forward foreign currency exchange contracts	5,102,557
Net Realized Gain (Loss)	2,044,781
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	902,886
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,041,711)
Net Change in Unrealized Appreciation (Depreciation)	(138,825)
Net Realized and Unrealized Gain (Loss) on Investments	1,905,956
Net Increase in Net Assets Resulting from Operations	16,466,120
See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended March 31, 2025

Cash Flows from Operating Activities ($):
Purchases of long term portfolio securities	(175,165,722)
Proceeds from sales of long term portfolio securities	249,010,218
Net purchase (sales) of short-term securities	(4,118,590)
Dividends and interest income received	24,396,479
Interest and loan fees paid	(4,763,282)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(2,974,905)
Operating expenses paid	(629,808)
Net realized gain (loss) from forward foreign currency exchange contracts transactions	5,102,557
Net Cash Provided (or Used) in Operating Activities		90,856,947
Cash Flows From Financing Activities ($):
Dividends paid to shareholders	(24,432,765)
Cost of shares redeemed	(16,399,825)
Decrease in loan outstanding	(44,000,000)
Net Cash Provided (or Used) in Financing Activities		(84,832,590)
Effect of Foreign Exchange Rate Changes on Cash		13,563
Net Increase (Decrease) in Cash		6,037,920
Cash and cash denominated in foreign currency at beginning of period		2,674,162
Cash and Cash Denominated in Foreign Currency at End of Period		8,712,082
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations	16,466,120
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost	83,768,751
Decrease in dividends and interest receivable	1,706,886
Increase in receivable for investment securities sold	(3,089,928)
Decrease in tax relaims	5,817
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates	(207,898)
Decrease in payable for investment securities purchased	(7,895,141)
Decrease in interest payable	(39,119)
Increase in unamortized debt issuance cost	(17,244)
Increase in Directors’ fees and expenses payable	442
Increase in other accrued expenses	19,436
Net change in unrealized (appreciation) depreciation on investments	138,825
Net Cash Provided (or Used) in Operating Activities		90,856,947
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2025	2024
Operations ($):
Net investment income	14,560,164	17,212,246
Net realized gain (loss) on investments	2,044,781	(6,199,166)
Net change in unrealized appreciation (depreciation) on investments	(138,825)	22,376,598
Net Increase (Decrease) in Net Assets Resulting from Operations	16,466,120	33,389,678
Distributions ($):
Distributions to shareholders	(24,074,245)	(20,015,815)
Capital Stock Transactions ($):
Cost of shares redeemed	(16,399,825)	(17,278,169)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(16,399,825)	(17,278,169)
Total Increase (Decrease) in Net Assets	(24,007,950)	(3,904,306)
Net Assets ($):
Beginning of Period	170,180,997	174,085,303
End of Period	146,173,047	170,180,997
Capital Share Transactions (Shares):
Shares redeemed	(179,260)	(198,359)
Net Increase (Decrease) in Shares Outstanding	(179,260)	(198,359)
See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
	Year Ended March 31,
	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	91.43	84.52	98.04	102.88	70.25
Investment Operations:
Net investment income(a)	8.21	8.78	6.35	8.40	7.39
Net realized and unrealized gain (loss) on investments	1.12	8.51	(12.62)	(5.42)	32.49
Total from Investment Operations	9.33	17.29	(6.27)	2.98	39.88
Distributions:
Dividends from net investment income	(13.85)	(10.38)	(7.25)	(7.82)	(7.25)
Net asset value, end of period	86.91	91.43	84.52	98.04	102.88
Total Return (%)	10.50	21.35	(6.00)	2.78	57.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.95 (b)	5.35 (b)	4.45	2.89	2.85
Ratio of interest expense and loan fees to average net assets	2.87 (b)	3.07 (b)	2.12	.84	.79
Ratio of net investment income to average net assets	8.88 (b)	9.88 (b)	7.28	8.12	7.86
Portfolio Turnover Rate	53.65	64.49	51.88	59.22	56.47
Net Assets, end of period ($ x 1,000)	146,172	170,181	174,085	223,442	259,467
Average borrowings outstanding ($ x 1,000)	67,003	71,000	80,910	93,000	89,597
Weighted average number of fund shares outstanding ($ x 1,000)	1,774	1,961	2,170	2,406	2,625
Average amount of debt per share ($)	37.78	36.21	37.29	38.65	34.13

(a)	Based on average shares outstanding.
(b)	Amounts do not include the expenses of the underlying funds.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1—Significant Accounting Policies:
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund has a limited term of approximately six years. The fund’s investment objective is to seek to provide total return consisting of high current income and capital appreciation. The fund will terminate at the close of business on August 29, 2025, the sixth anniversary of the closing date of the fund’s initial public offering (the “Termination Date”), although the fund’s Board of Directors (the “Board”) may choose to commence the liquidation and termination of the fund prior to the Termination Date. The Board may also, in its sole discretion and without shareholder approval, extend the Termination Date by up to one year to a date on or before August 30, 2026, the seventh anniversary of the fund’s initial public offering, which date shall then become the Termination Date.
BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), serves as the fund’s sub-adviser.
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.
(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in

NOTES TO FINANCIAL STATEMENTS (continued)
transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in debt securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.
Investments in equity securities  and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Certain of the fund’s investments will be fair valued in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain.  The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realizes upon the disposal of such investments. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTES TO FINANCIAL STATEMENTS (continued)
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.
The following is a summary of the inputs used as of March 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	—	38,529,951	—	38,529,951
Corporate Bonds and Notes	—	44,128,522	—	44,128,522
Equity Securities - Common Stocks	—	—	0	0
Exchange-Traded Funds	1,417,141	—	—	1,417,141
Floating Rate Loan Interests	—	74,138,198	—	74,138,198
Investment Companies	5,022,133	—	—	5,022,133
	6,439,274	156,796,671	0	163,235,945
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	193,905	—	193,905
	—	193,905	—	193,905
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(13,641)	—	(13,641)
	—	(13,641)	—	(13,641)

†	See Statement of Investments for additional detailed categorizations, if any.
††
Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and
Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Equity Securities-Common Stock and Floating Rate Loan Interests ($)
Balance as of 3/31/2024†	3,707,185
Purchases/Issuances	7,497,309
Sales/Dispositions	(11,156,993)
Net realized gain (loss)	5,276
Change in unrealized appreciation (depreciation)	178,084
Transfers into Level 3	-
Transfers out of Level 3††	(230,861)
Balance as of 3/31/2025†	-
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2025	(70)

†	Securities deemed as Level 3 due to the lack of observable inputs by management assessment.
††	Transfer out of Level 3 represents the value at the date of transfer. The transfer out of Level 3 for the current period were due to additional observable inputs.
(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.
Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2025, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)
(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Interest income from investments in collateralized loan obligations (“CLO”) equity is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Sub-Adviser monitors the expected cash flows from the fund’s CLO equity investments and effective yield is determined and adjusted as needed.
(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.
(e) Market Risk: An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest.  Your investment in the fund’s shares of common stock (“Common Shares”) represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.
Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.
Floating Rate Loan Risk: The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade quality, and inherently speculative. In the event of the bankruptcy or insolvency of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the borrower’s loan.
Credit Risk:  The fund invests primarily in credit instruments, which are subject to credit risk. Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the fund generally expects to invest a significant portion of its Managed Assets (as defined below) in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the fund’s net asset value.
Collateralized Debt Obligations Risk: The fund invests in Collateralized Debt Obligations (“CDO”), including CLOs. CDOs may be thinly traded or have a limited trading market. CDOs, such as CLOs, are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments discussed herein, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO or CDO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Direct Lending Risk: The fund may directly originate loans as part of its Direct Lending Strategy. The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses. Investing in middle market companies involves a number of significant risks, including but not limited to the following: (i) they may have limited financial resources and may be unable to meet their debt obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the fund realizing any guarantees the fund may have obtained in connection with an investment; (ii) they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer; (iv) they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

NOTES TO FINANCIAL STATEMENTS (continued)
(v) changes in laws and regulations, as well as their interpretations, may adversely affect the business, financial structure or prospects of middle market companies; and (vi) they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
There also is generally little public information about privately-held middle market companies. These middle market companies and their financial information generally are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and other regulations that govern public companies, and the fund may be unable to uncover all material information about these companies, which may prevent the Sub-Adviser from making a fully informed investment decision and cause the fund to lose money on its investments.
The Additional Information section within this report provides more details about the fund’s principal risk factors.
(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. To permit the fund to maintain a more stable quarterly distribution, the fund may from time to time distribute less than the entire amount of income earned in a particular period. Any such undistributed income would be available to supplement future distributions. As a result, the distributions paid by the fund for any particular quarterly period may be more or less than the amount of income actually earned by the fund during that period. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.
On February 27, 2025, the Board declared a cash dividend of $2.00 per share from undistributed net investment income, payable on April 1, 2025 to shareholders of record as of the close of business on March 13, 2025. The ex-dividend date was March 13, 2025.
(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.
As of and during the period ended March 31, 2025, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2025, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2025 remains subject to examination by the Internal Revenue Service and state taxing authorities.
At March 31, 2025, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,731,283, accumulated capital losses $27,250,321 and unrealized depreciation $2,822,974.
The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.
The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2025. The fund has $6,214,129 of short-term capital losses and $21,036,192 of long-term capital losses which can be carried forward for an unlimited period.
The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2025 and March 31, 2024 were as follows: ordinary income $24,074,245 and $20,015,815, respectively.
During the period ended March 31, 2025, as a result of permanent book to tax differences, primarily due to excise tax paid, the fund increased total distributable earnings (loss) by $33,788 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.
(h) Share repurchase:  As disclosed in its prospectus, beginning approximately one year after the completion of the fund’s initial public offering and ending upon the adoption by the Board of a plan of liquidation, the fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of its Common Shares then outstanding in the sole discretion of the Board. Any tender offer will be made, and shareholders will be notified, in accordance with the requirements of the Act and the Securities Exchange Act of 1934, as amended. When the fund conducts a tender offer, shareholders should read carefully the tender offer documents once they are filed with the SEC and become available, as they will contain important information about the offer.

NOTES TO FINANCIAL STATEMENTS (continued)
During the period, the fund conducted four quarterly tender offers. The final results of those tender offers were as follows:
Tender Offer Period	Number of Shares Tendered	Number of Tendered Shares Purchased	Pro-Ration Factor	Purchase Price*
April 17, 2024 - May 14, 2024	388,170	46,530	.120521	$91.43
July 17, 2024 - August 13, 2024	459,508	45,368	.099503	$92.50
October 16, 2024 - November 13, 2024	388,049	44,234	.102095	$93.70
January 17, 2025 - February 18, 2025	489,061	43,128	.079642	$88.21
* Purchase Price is equal to 100% of the fund’s net asset value per share as of March 31, 2024 for the second quarter of 2024, June 30, 2024 for the third quarter of 2024, September 30, 2024 for the fourth quarter of 2024 and December 31, 2024 for the first quarter of 2025.
(i) Operating segment reporting: In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The ASU 2023-07 is effective for public entities for fiscal years beginning after December 15, 2023, and requires retrospective application for all prior periods presented within the financial statements.
Since its commencement, the fund operates and is managed as a single reportable segment deriving returns in the form of dividends, interest and/or gains from the investments made in pursuit of its single stated investment objective as outlined in the fund’s prospectus.  The accounting policies of the fund are consistent with those described in these Notes to Financial Statements. The chief operating decision maker (“CODM”) is represented by BNY Investments, the management of the Adviser, comprising Senior Management and Directors. The CODM considers net increase in net assets resulting from operations in deciding whether to purchase additional investments or to make distributions to fund shareholders.  Detailed financial information for the fund is disclosed within these financial statements with total assets and liabilities disclosed on the Statement of Assets and Liabilities, investments held on the Statement of Investments, results of operations and significant segment expenses on the Statement of Operations and other information about the fund’s performance, including total return, portfolio turnover and ratios within the Financial Highlights.

NOTE 2—Borrowings:
The fund has a $75,000,000 Revolving Credit and Security Agreement with Societe Generale (the “Agreement”), which will terminate on September 1, 2025 (or the prior business day, as necessary). Under the terms of the Agreement, the fund may borrow at the “Advance Rate” (means, at any date, the quotient (expressed as a percentage) of (i) the Total Outstanding (means, the aggregate outstanding principal amount of Loans) at such date plus all accrued and unpaid interest on the Loans as of such date divided by (ii) the Aggregate Eligible Collateral Value (means, the aggregate market value of eligible collateral) at such date). The interest paid by the fund on such Advance Rate is determined with reference to the principal amount of each Advance Rate outstanding from time to time. The fund also paid additional fees pursuant to the Agreement. During the period ended March 31, 2025, total fees pursuant to the Agreement amounted to $4,706,919 inclusive of $4,474,153 of interest expenses and $232,766 of loan fees.
The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2025 was $67,002,740, with a related weighted average annualized interest rate of 6.68%. The fund’s borrowings under the Agreement are secured by its portfolio holdings. As of March 31, 2025, the fund has $27,000,000 loan outstanding under the Agreement.
NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:
(a) Pursuant to a Management Agreement with the Adviser, the management fee is computed at the annual rate of  1.25% of the value of the fund’s “Managed Assets” determined as of the last day of each quarter, and is payable quarterly in arrears. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.
Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .625% of the value of the fund’s Managed Assets determined as of the last day of each quarter, and payable quarterly in arrears.
(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial

NOTES TO FINANCIAL STATEMENTS (continued)
reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.
The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2025, the fund was charged $24,415 pursuant to the custody agreement.
During the period ended March 31, 2025, the fund was charged $16,201 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.
The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Management fee of $535,174, Custodian fees of $12,077 and Chief Compliance Officer fees of $5,022.
(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.
NOTE 4—Securities Transactions:
The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and derivatives, during the period ended March 31, 2025, amounted to $119,300,328 and $207,517,250, respectively.
Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At March 31, 2025, the fund had sufficient cash and/or securities to cover these commitments.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act.The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of the fund’s net assets, and is subject to certain reporting requirements.
Each type of derivative instrument that was held by the fund during the period ended March 31, 2025 is discussed below.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2025 are set forth in the Statement of Investments.
The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)
Fair value of derivative instruments as of March 31, 2025 is shown below:
	Derivative Assets ($)		Derivative Liabilities ($)
Foreign Exchange Risk	193,905 (1)	Foreign Exchange Risk	(13,641) (1)
Gross fair value of derivative contracts	193,905		(13,641)

Statement of Assets and Liabilities location:
(1)	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
The effect of derivative instruments in the Statement of Operations during the period ended March 31, 2025 is shown below:
Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Forward Contracts(1)	Total
Foreign Exchange	5,102,557	5,102,557
Total	5,102,557	5,102,557

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Forward Contracts(2)	Total
Foreign Exchange	(1,041,711)	(1,041,711)
Total	(1,041,711)	(1,041,711)

Statement of Operations location:
(1)	Net realized gain (loss) on forward foreign currency exchange contracts.
(2)	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2025, derivative assets and liabilities (by type) on a gross basis are as follows:
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	193,905	(13,641)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	193,905	(13,641)
Derivatives not subject to Master Agreements	-	-
Total gross amount of assets and liabilities subject to Master Agreements	193,905	(13,641)
The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2025:
Counterparty	Gross Amount of Assets ($)(1)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
Goldman Sachs & Co. LLC	193,905	(13,641)	-	180,264

Counterparty	Gross Amount of Liabilities($)(1)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
Goldman Sachs & Co. LLC	(13,641)	13,641	-	-

(1)	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
The following table summarizes the monthly average market value of derivatives outstanding during the period ended March 31, 2025:
Average Market Value ($)
Forward Contracts:
Forward Contracts Purchased in USD	3,258,183
Forward Contracts Sold in USD	120,139,369
At March 31, 2025, the cost of investments for federal income tax purposes was $166,053,883; accordingly, accumulated net unrealized depreciation on investments was $2,817,938, consisting of $3,125,599 gross unrealized appreciation and $5,943,537 gross unrealized depreciation.

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 5—Subsequent Event:
The fund conducted a quarterly tender offer for up to 2.5% of its issued and outstanding Common Shares, which commenced on April 17, 2025 and expired at 5:00 p.m. Eastern time on May 15, 2025. The tender offer was oversubscribed. Therefore, in accordance with the terms and conditions of the tender offer, the fund will purchase shares from all tendering shareholders on a pro rata basis, after disregarding fractions and after accepting all shares for repurchase from shareholders who own less than 100 shares and who tendered all of their shares, based on the number of shares properly tendered (and not timely withdrawn) by or on behalf of each shareholder. The final results of the tender offer are provided in the table below.
Number of Shares Tendered	Number of Tendered Shares Purchased	Pro-Ration Factor	Purchase Price*
386,875	42,047	0.105390	$86.91
* Purchase Price is equal to 100% of the fund’s net asset value per share as of March 31, 2025.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders of BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. and Board of Directors of BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the Fund), including the statement of investments, as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2025, by correspondence with custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.
New York, New York
May 23, 2025

ADDITIONAL INFORMATION (Unaudited)
Investment Objective and Principal Investment Strategies
Investment Objective. The fund’s investment objective is to seek to provide total return consisting of high current income and capital appreciation. The fund’s investment objective is fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. There is no assurance the fund will achieve its investment objective.
Principal Investment Strategies. Under normal market conditions, the fund invests at least 80% of its Managed Assets in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first and second lien senior secured loans, as well as investments in participations and assignments of such loans; senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; unitranche loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. To the extent that the fund invests in derivative instruments with economic characteristics similar to those credit instruments, the value of such investments will be included for purposes of the fund’s 80% investment policy.
The fund invests a substantial portion of its Managed Assets, and may invest without limit, in credit instruments that, at the time of investment, are rated below investment grade (i.e., below BBB- or Baa3) by one or more of the nationally recognized statistical rating organizations (“NRSROs”) that rate such instruments, or, if unrated, determined to be of comparable quality by the Sub-Adviser. Instruments of below investment grade quality, commonly referred to as “junk” or “high yield” instruments, are regarded as having predominantly speculative characteristics with respect to an obligor’s capacity to pay interest and repay principal and are more susceptible to default or decline in market value due to adverse economic and business developments than higher quality instruments. The fund also may invest in investment grade credit instruments. The fund may invest in credit instruments that, at the time of investment, are: (i) distressed or defaulted; (ii) of any credit quality, maturity and/or duration; and (iii) illiquid, unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or subject to contractual restrictions on their resale (“restricted securities”).
As a global fund, the fund may invest in issuers located anywhere in the world. Under normal market conditions, the fund invests at least 40% (unless market conditions are not deemed favorable, in which case the fund would invest at least 30%) of its Managed Assets in issuers that have significant exposure to the economies of countries other than the United States. Issuers that have significant exposure to the economies of countries other than the United States are issuers that are organized or domiciled in a foreign country or have at least 50% of their assets outside the United States or at least 50% of their revenues or profits are from goods produced or sold, investments made, or services performed outside the United States. The fund focuses its foreign investments in countries in Western and Northern Europe, although the fund will not invest more than 25% of its Managed Assets in securities of issuers located in any single country outside the United States and will not invest more than 25% of its Managed Assets in companies located in emerging markets. The fund currently expects that it will invest at least 25% of its Managed Assets in U.S. issuers. The fund will not invest more than 25% of its Managed Assets in issuers in any one particular industry.
The fund’s investments in European companies are generally anticipated to be in companies in Western and Northern European countries, including the United Kingdom, Ireland, France, Germany, Austria and Switzerland, as well as the Benelux countries (Belgium, the Netherlands and Luxembourg) and the Scandinavian countries (Sweden, Denmark, Norway and Finland). Other European countries in which the fund may seek to invest include, but are not limited, to Spain, Italy, Greece and Portugal. The fund expects that, under normal market conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar.
The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage the effective maturity or duration of the fund’s portfolio, to manage foreign currency risk, or as part of a hedging strategy. Although the fund is not limited in the types of derivatives it can use, the fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund’s net assets. The fund currently expects that its use of derivatives will consist principally of foreign currency forward contracts.
The fund may employ leverage to enhance its potential for achieving its investment objective. The fund’s use of leverage may increase or decrease from time to time in its discretion and the fund may, in the future, determine not to use leverage. The fund is permitted to borrow money in an amount up to 33-1/3% of its total assets. The fund currently intends to employ leverage through Borrowings from financial institutions in an aggregate amount of approximately 30% of the fund’s total assets immediately after such Borrowings.
Credit Strategies
The Sub-Adviser intends to construct the fund’s investment portfolio by allocating the fund’s assets to credit instruments and related investments in the following strategies: (i) Senior Secured Loans; (ii) Direct Lending and Subordinated Loans; (iii) Special Situations; (iv) Structured Credit; and (v) Corporate Debt (collectively, the “Credit Strategies”). The Sub-Adviser has considerable latitude in allocating the fund’s Managed Assets and the composition of the fund’s investment portfolio will vary over time, based on the allocation to the Credit Strategies and the fund’s exposure to different types of credit instruments. Allocations among the Credit Strategies will vary over time, perhaps significantly, and the fund may not be invested in all of the Credit Strategies at all times and may maintain zero exposure to a particular Credit Strategy or type of credit instrument.
The fund’s primary portfolio managers make all determinations regarding allocations and reallocations of the fund’s Managed Assets to each Credit Strategy. The fund’s primary portfolio managers set target allocations for each Credit Strategy, which may be modified at any time. The percentage allocations among Credit Strategies may, from time to time, be out of balance with the target allocations set by the fund’s primary portfolio managers due to various factors, such as varying investment performance among Credit Strategies, illiquidity of certain portfolio investments or a change in the target allocations. At least quarterly, the fund’s primary

ADDITIONAL INFORMATION (Unaudited) (continued)
portfolio managers review the percentage allocations to each Credit Strategy and rebalance the fund’s portfolio and/or modify the target allocations as they deem necessary or appropriate in light of economic and market conditions, available investment opportunities and the relative returns and risks then represented by each type of security.
Senior Secured Loans Strategy. The Senior Secured Loans Strategy seeks to generate attractive returns by investing in the secured debt of borrowers in the higher credit quality categories of the below investment grade corporate debt market. As part of this strategy, the fund may invest in first lien secured floating rate loans (“Senior Secured Loans”), which typically are syndicated. Senior Secured Loans are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. The fund also may purchase participations and assignments in, and commitments to purchase, Senior Secured Loans. Investments in Senior Secured Loans may provide more favorable exposure to the below investment grade corporate debt market due to their senior position in an issuer’s capital structure, which promotes lower price volatility and higher recoveries in the event of default. Senior Secured Loans also may provide additional protection through financial covenants and access to private management accounting information from the borrower. There also is a more established market for syndicated Senior Secured Loans, which, under normal market conditions, may facilitate a more liquid trading environment.
Direct Lending and Subordinated Loans Strategy. The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses with an enterprise value of up to $1 billion (or the foreign currency equivalent). As part of this strategy, the fund may originate direct loans to companies where the fund would benefit from a first lien senior priority ranking in the company’s capital structure. The fund also may engage in unitranche lending, in which a senior loan tranche and a mezzanine loan tranche of an issuer are blended into a single first ranking tranche of debt. These loans are typically arranged so that they pay a floating rate of interest made up of a base rate, such as SOFR, plus an additional margin to compensate for credit risk (such margin may be paid fully in cash or may incorporate a “payment-in-kind” or “PIK” component which is not paid in cash, but which accrues and is added to the outstanding principal amount to be paid on the contractual maturity date). As part of the Direct Lending Strategy, in certain circumstances, the fund may take an equity position in a company it lends to.
The fund also may invest in second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans (“Subordinated Loans”). These Subordinated Loans sit below the senior secured debt in a company’s capital structure, but have priority over the company’s bonds and equity securities. The fund, from time to time, also may seek to participate in the upside gain of a business through the exercise of warrants or other equity securities acquired in connection with its investment in a Subordinated Loan.
Special Situations Strategy. The Special Situations Strategy seeks to generate attractive returns by investing in specialized credit opportunities in the below investment grade debt markets, on both a long-term and short-term basis. As part of this strategy, the fund may invest in loans and other credit instruments related to companies engaged in extraordinary transactions, such as mergers and acquisitions, litigation, rights offerings, liquidations outside of bankruptcy, covenant defaults, refinancings, recapitalizations and other special situations (collectively, “Special Situations Investments”). The Sub-Adviser intends to focus the fund’s Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary or fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. The Sub-Adviser expects to seek opportunistic investment opportunities where it believes that the return potential exceeds the downside risk. Consequently, the fund’s Special Situations Investments will focus on loans and other secured credit instruments over equity securities, as those credit instruments provide a claim on an issuer’s assets. As part of this strategy, however, the fund may acquire equity securities incidental to the purchase or ownership of Special Situations Investments.
Structured Credit Strategy. The Structured Credit Strategy seeks to generate attractive returns by investing predominately in the mezzanine tranches (i.e., those rated below the senior tranches but above the most junior tranches) and most junior tranches of CLOs backed by Senior Secured Loans. When analyzing the value and suitability of CLO tranches, the Sub-Adviser assesses collateral composition, subordination levels and cash flow levels. The underlying portfolio is reviewed by the Sub-Adviser, which looks at, among other things: downgrade and default risk for individual credits; recovery rate expectations and the amount of second lien and mezzanine exposure in the portfolio; and the pricing on the underlying portfolio.
In addition to investing in CLOs and other CDOs backed by Senior Secured Loans, as part of the Structured Credit Strategy, the fund also may invest in structured notes and credit-linked notes that provide exposure to Senior Secured Loans, as well as asset-backed securities, including mortgage-backed securities. These instruments collectively are referred to herein as “Structured Credit Investments.” The Sub-Adviser believes attractive returns in Structured Credit Investments can be achieved through a combination of current income and price appreciation due to the discounted valuations of many of these investments.
Corporate Debt Strategy. The Corporate Debt Strategy seeks to capture the higher yields offered by below investment grade corporate credit instruments while managing the fund’s exposure to interest rate movements. As part of this strategy, the fund may invest in corporate debt obligations including corporate bonds, debentures, notes, commercial paper and other similar instruments, such as certain convertible securities (“Corporate Debt”). The Sub-Adviser expects that most of the Corporate Debt the fund will invest in will be rated below investment grade. The fixed rate Corporate Debt in which the fund invests typically will be unsecured, while the floating rate Corporate Debt in which the fund invests typically will be secured.
Non-Principal Investment Strategies. Although not a principal investment strategy, the fund may invest up to 20% of its Managed Assets in other securities and instruments including, without limitation: (i) equity securities of issuers that are related to the fund’s investments in credit instruments, such as common stock, preferred stock and convertible securities (including warrants or other rights to acquire common or preferred stock); (ii) U.S. and foreign government securities; (iii) short-term fixed income securities and money market instruments; (iv) other investment companies; and (v) repurchase and reverse repurchase agreements.

ADDITIONAL INFORMATION (Unaudited) (continued)
During temporary defensive periods or in order to keep the fund’s cash fully invested, including during the wind-down period of the fund, the fund may deviate from its investment objective and policies. During such periods, the fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other securities. Accordingly, during such periods, the fund may not achieve its investment objective.
Principal Risk Factors
An investment in the fund involves special risk considerations, which are described below. The fund is a diversified, closed-end management investment company designed as a long-term investment and not as a vehicle for short-term trading purposes. An investment in Common Shares may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions. Your Common Shares at any point in time may be worth less than your original investment.
General Risks of Investing in the Fund
Limited Term Risk. The fund will terminate in accordance with its charter. The fund is not a target term fund and thus does not seek to return its initial public offering price of $100.00 per Common Share upon termination. As the assets of the fund will be liquidated in connection with its termination, the fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the fund to lose money. As the fund approaches the Termination Date, the Sub-Adviser may begin liquidating all or a portion of the fund’s portfolio through opportunistic sales. During this time, the portfolio composition of the fund may change and the fund may not achieve its investment objective, comply with its investment policies and restrictions or be able to sustain its historical distribution levels. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the fund may distribute such proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the fund.
Furthermore, the final distribution of net assets upon termination may be more than, equal to or less than $100.00 per Common Share. Because the fund may adopt a plan of liquidation and make liquidating distributions in advance of the Termination Date, the total value of the fund’s assets returned to holders of the fund’s Common Shares (“Common Shareholders”) upon termination will be impacted by decisions of the Board and the fund’s management regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in Common Shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the fund had liquidated all of its assets on the Termination Date and distributed the proceeds thereof to Common Shareholders.

Although it is anticipated that the fund will have distributed substantially all of its net assets to Common Shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the Common Shareholders will be exposed to the risks associated with the securities held in the liquidating trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the fund. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the fund may elect to write off or donate the remaining securities to charity. The fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.
Illiquidity of Common Shares. The fund is designed for long-term investors and not as a trading vehicle. An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Common Shares are not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the fund does not intend to list the Common Shares for trading on any securities exchange, and the fund does not expect any secondary market to develop for the Common Shares in the foreseeable future. As the Common Shares are not traded, investors may not be able to dispose of their investment in the fund no matter how the fund performs.
Management and Allocation Risk. The fund’s primary portfolio managers make all determinations regarding allocations and reallocations of the fund’s Managed Assets to each Credit Strategy. The percentage allocations among Credit Strategies may, from time to time, be out of balance with the target allocations set by the fund’s primary portfolio managers due to various factors, such as varying investment performance among Credit Strategies, illiquidity of certain portfolio investments or a change in target allocations. Any rebalancing of the fund’s portfolio, whether pursuant to a fixed percentage allocation or otherwise, may have an adverse effect on the performance of the fund and may be subject to certain additional limits and constraints. Due to the nature of the portfolio, the fund’s investments may become increasingly more illiquid throughout the life of the fund. There can be no assurance that the decisions of the fund’s primary portfolio managers with respect to the allocation and reallocation of the fund’s Managed Assets among the Credit Strategies, or that an investment within a particular Credit Strategy, will be successful.
Investment and Market Risk. An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition,

ADDITIONAL INFORMATION (Unaudited) (continued)
turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel and imposing prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund has significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.
Tax Risk. Certain of the fund’s investments will require the fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes. Because the fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the fund may have difficulty satisfying the annual distribution requirements applicable to regulated investment companies and avoiding fund-level U.S. federal income and/or excise taxes. Accordingly, the fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the fund liquidates assets to raise cash, the fund may realize gain or loss on such liquidations; in the event the fund realizes net capital gains from such liquidation transactions, its stockholders may receive larger capital gain distributions than they would in the absence of such transactions.
Risks of Investing in Credit Instruments
Issuer Risk. The market value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The market value of a credit instrument also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.
Credit Risk. Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the fund generally expects to invest a significant portion of its Managed Assets in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the fund’s net asset value.
Interest Rate Risk. Prices of fixed rate credit instruments tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect these instruments and, accordingly, will cause the fund’s net asset value to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the United States, the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate instruments generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.
Unlike investment grade instruments, however, the prices of high yield (“junk”) instruments may fluctuate unpredictably and not necessarily inversely with changes in interest rates. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Substantial increases in interest rates could cause an increase in loan defaults as borrowers might lack resources to meet higher debt service requirements.
Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments, which may result in a decline in the fund’s income and distributions to Common Shareholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed rate credit instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the fund, prepayment risk may be enhanced.

ADDITIONAL INFORMATION (Unaudited) (continued)
Reinvestment Risk. Reinvestment risk is the risk that income from the fund’s portfolio will decline if and when the fund invests the proceeds from matured, traded or called credit instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the fund’s net asset value or its overall return.
Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market- specific credit concerns or general reductions in risk tolerance.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the costs associated with the fund’s use of leverage through Borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the fund’s portfolio.
Below Investment Grade Instruments Risk
The fund may invest all of its assets in below investment grade instruments. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.
Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade instruments held by the fund, thereby reducing the value of an investment in the Common Shares. In addition, default, or the market’s perception that an issuer is likely to default, may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund’s rights. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. In addition, not only may the fund lose its entire investment on one or more instruments, Common Shareholders may also lose their entire investments in the fund. Investments in below investment grade instruments may present special tax issues for the fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the fund as a holder of such securities may not be clear.
Because of the greater number of investment considerations involved in investing in below investment grade instruments, the ability of the fund to meet its investment objective depends more on the Sub-Adviser’s judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Sub-Adviser will attempt to reduce the risks of investing in below investment grade instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.
Stressed, Distressed or Defaulted Issuers. The fund may invest in credit instruments of distressed or defaulted issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s Investors Service, Inc., or CCC+ or lower by S&P Global Ratings or Fitch Ratings, Inc.) or, if unrated, are considered by the Sub-Adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. Instruments rated in the lower rating categories are subject to higher credit risk with extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.
Investing in distressed or defaulted securities is speculative and involves substantial risks. The fund may make such investments when, among other circumstances, the Sub-Adviser believes it is reasonably likely that the issuer of the distressed or defaulted securities will make an

ADDITIONAL INFORMATION (Unaudited) (continued)
exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the distressed or defaulted securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the fund makes its investment in distressed or defaulted securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the distressed or defaulted securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. The fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed or defaulted securities will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization involving the distressed or defaulted securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed or defaulted securities held by the fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.
Senior Secured Loans Risk
The Senior Secured Loans in which the fund invests typically will be below investment grade quality. Although, in contrast to other below investment grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. Additionally, if a borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. Although the Senior Secured Loans in which the fund invests will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal.
In the event of the bankruptcy or insolvency of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the borrower to pledge additional collateral, the fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Senior Secured Loans that are under- collateralized involve a greater risk of loss. Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate a Senior Secured Loan to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the fund. Such court action could, under certain circumstances, include invalidation of a Senior Secured Loan.
In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Furthermore, Senior Secured Loans may not be considered securities, and purchasers, such as the fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information.
If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser or the Sub-Adviser, do not represent fair value. If the fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the fund could obtain for the Senior Secured Loan may be adversely affected.
Valuation Risk. Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market. Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. As a result, the fund is subject to the risk that when a loan is sold in the market, the amount received by the fund may be less than the value that such instrument is carried at on the fund’s books immediately prior to the sale.
Participations and Assignments Risk. A participation interest gives the fund an undivided interest in a loan in the proportion that the fund’s participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the fund and the borrower. If a Senior Secured Loan is acquired through a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the fund may not directly benefit from the collateral supporting the loan obligation in which it has purchased the participation. The fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the borrower. Moreover, under the terms of a participation interest the fund may be regarded as a creditor of another lender or co-participant (rather than of the borrower), so that the fund may also be subject to the risk that such party may become

ADDITIONAL INFORMATION (Unaudited) (continued)
insolvent. Similar risks may arise with respect to the agent for a Senior Secured Loan if, for example, assets held by the agent for the benefit of the fund were determined by the appropriate regulatory authority or court to be subject to the claims of the agent’s creditors. Further, in the event of the bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the agent or intermediate participant.
The fund also may have difficulty disposing of participation interests and assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund’s ability to dispose of particular participation interests or assignments when necessary to meet the fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for participation interests and assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund’s portfolio.
Covenant-Lite Loan Risk. The fund may invest in “covenant-lite” loans. Certain financial institutions may define “covenant-lite” loans differently. Covenant-lite loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant-lite loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the company or sponsor. Covenant-lite loans also generally give the borrower/issuer more flexibility if they have met certain loan terms and provide fewer investor protections if certain criteria are breached. The fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant-lite loans than its holdings of loans with the usual covenants. In the event of a breach of a covenant in non-covenant-lite loans, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to pay or lenders may be in a position to obtain concessions from the borrower in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant-lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the Sub- Adviser is normally able to take appropriate actions without the help of covenants in the loans. Covenant-lite corporate loans, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.
Direct Lending and Middle Market Company Risk
The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses. Investing in middle market companies involves a number of significant risks, including but not limited to the following: (i) they may have limited financial resources and may be unable to meet their debt obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the fund’s realizing any guarantees the fund may have obtained in connection with an investment; (ii) they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer; (iv) they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; (v) changes in laws and regulations, as well as their interpretations, may adversely affect the business, financial structure or prospects of middle market companies; and (vi) they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
There also is generally little public information about privately-held middle market companies. These middle market companies and their financial information generally are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and other regulations that govern public companies, and the fund may be unable to uncover all material information about these companies, which may prevent the Sub-Adviser from making a fully informed investment decision and cause the fund to lose money on its investments.
Subordinated Loans Risk
Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders (e.g., holders of Senior Secured Loans) in the event of the liquidation or bankruptcy of the issuer. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There also is a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.
Special Situations Investments Risk
The Sub-Adviser intends to focus the fund’s Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary or fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. These investments are subject to many of the risks discussed elsewhere in this prospectus, including risks associated with investing in high yield fixed income securities.

ADDITIONAL INFORMATION (Unaudited) (continued)
Special Situations Investments generally will be treated as illiquid securities by the fund. From time to time, the Sub-Adviser may take control positions, sit on creditors’ committees or otherwise take an active role in seeking to influence the management of the issuers of Special Situations Investments, in which case the fund may be subject to increased litigation risk resulting from its actions and it may obtain inside information that may restrict its ability to dispose of Special Situations Investments.
Structured Credit Investments Risk
Holders of Structured Credit Investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The fund may have the right to receive payments only from the issuers of the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain Structured Credit Investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Credit Investments generally pay their share of the investment’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Credit Investment uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the Structured Credit Investments owned by the fund.
CDOs may be thinly traded or have a limited trading market. CDOs, such as CLOs, are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments discussed herein, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO or CDO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Credit-linked notes, which are used to transfer credit risk, are typically privately offered and sold. Certain credit-linked notes also may be thinly traded or have a limited trading market. As a result, investments in credit- linked notes may be characterized by the fund as illiquid securities. The performance of the notes is linked to the performance of an underlying reference entity. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers a contingent payment obligation by the special purpose vehicle

(“SPV”) that sold the credit protection. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated.
Asset-backed securities are a form of derivative instrument. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.
Corporate Debt Risk
The market value of Corporate Debt generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term Corporate Debt is generally more sensitive to changes in interest rates than is the market value of shorter term Corporate Debt. The market value of Corporate Debt also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of Corporate Debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument. Corporate Debt rated below investment grade quality is often high risk and has speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Zero Coupon, Pay-In-Kind and Step-Up Securities Risk
The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. The interest payments deferred on a PIK security are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the instrument. In addition, the interest rates on PIK securities are higher to reflect the time value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. The deferral of interest on a PIK loan increases its loan to value ratio, which is a measure of the riskiness of a loan. An election to defer PIK interest payments by adding them to principal increases the fund’s Managed Assets and, thus, increases future investment management fees to the Adviser (and, indirectly, the Sub-Adviser). PIK securities also may have unreliable valuations because the accruals require judgments by the Sub-Adviser about ultimate collectability of the deferred payments and the value of the associated collateral. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.

ADDITIONAL INFORMATION (Unaudited) (continued)
Foreign Investments Risk
Investing in foreign instruments involve certain risks not involved in domestic investments. Foreign securities markets generally are not as developed or efficient as those in the United States. There may be a lack of comprehensive information regarding foreign issuers, and their securities are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The risks of investing in foreign securities also include restrictions that may make it difficult for the fund to obtain or enforce judgments in foreign courts. These risks also include certain national policies that may restrict the fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests and/or limitations on the total amount or type of position in any single issuer.
Certain foreign countries may impose restrictions on the ability of issuers within those countries to make payments of principal and interest to investors located outside the country. In addition, the fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the fund to lose money on its investments in non-U.S. instruments. The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.
Some foreign instruments may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidences of ownership of such instruments usually are held outside the United States, the fund will be subject to additional risks if it invests in non-U.S. instruments, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign instruments to investors located outside the country of the issuer, whether from currency blockage or otherwise.
Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the fund may have limited legal recourse in the event of a default.
The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio investments in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the fund, the Adviser, the Sub-Adviser and their affiliates and their respective clients and other service providers. The fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
European Investments Risk
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Decreasing imports or exports, changes in governmental or European Union (“EU”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.
The risk of investing in Europe may be heightened due to the withdrawal of the United Kingdom from membership in the EU (known as “Brexit”). Although the effects of Brexit are unknown at this time, Brexit may result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the fund’s assets are subject. These and other geopolitical developments could have a negative impact on both the United Kingdom’s economy and the economies of the other countries in Europe, as well as greater volatility in the global financial and currency markets. The effect on the economies of the United Kingdom and the EU likely will depend on the nature of trade relations between the United Kingdom and the EU and the other major economies. These events could negatively

ADDITIONAL INFORMATION (Unaudited) (continued)
affect the value and liquidity of all of the fund’s investments, not only the fund’s investments in securities of issuers located in Europe.
Foreign Currency Transactions Risk
As the fund intends to invests in securities that trade in, and expects to receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the fund from decline in the value of non-U.S. currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the fund’s investments in foreign currency denominated securities may reduce the returns of the fund. While the fund intends to hedge substantially all of its non-U.S. dollar-denominated securities into U.S. dollars, hedging may not alleviate all currency risks. Furthermore, the issuers in which the fund invests may be subject to risks relating to changes in currency rates, as described above. If a company in which the fund invests suffers such adverse consequences as a result of such changes, the fund may also be adversely affected as a result.
Continuing uncertainty as to the status of the euro and the EU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the fund’s portfolio investments. If one or more EU countries were to stop using the euro as its primary currency, the fund’s investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, instruments or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.
Principal Risks of the Use of Derivatives
The fund is subject to additional risks with respect to the use of derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance. If the fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the fund’s return or result in a loss. The fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the fund’s other investments, or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid.

Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Additionally, some derivatives the fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange- traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions. As a result, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Common Shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes. Rule 18f-4 under the Act, regulates the use of derivatives by the fund. Pursuant to the rule, the fund is deemed to be a “limited” user of derivatives and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets. The fund also is subject to certain reporting requirements.
Valuation Risk
Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or other credit instruments in which the fund may invest to trade. Some credit instruments trade in an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of credit instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the fund. As a result, the fund may be subject to the risk that when a credit instrument is sold in the market, the amount received by the fund is less than the value that such credit instrument is carried at on the fund’s books.
In addition, certain of the fund’s investments will need to be fair valued in accordance with valuation procedures approved by the Board. Those portfolio valuations may be based on

ADDITIONAL INFORMATION (Unaudited) (continued)
unobservable inputs and certain assumptions about how market participants would price the instrument. As a result, there will be uncertainty as to the value of certain of the fund’s investments. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. The net asset value of the fund, as determined based, in part, on the fair value of those investments, may vary from the amount the fund would realize upon the sale of such investments.
Furthermore, the Adviser, as the fund’s valuation designee, may use the services of one or more independent valuation firms to aid it in determining the fair value of certain investments. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realize upon the disposal of such investments.
Liquidity Risk
In addition to the various other risks associated with investing in credit instruments, to the extent those instruments are determined to be illiquid or restricted securities, they may be difficult to dispose of at a fair price at the times when the fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the fund’s assets in illiquid and restricted securities may restrict the fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and purchaser of the securities. In either case, the fund would bear market risks during the restricted period.
Leverage Risk
The fund’s use of leverage could create the opportunity for a higher return for Common Shareholders, but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, derivative transactions can involve leverage or the potential for leverage because they enable the fund to magnify the fund’s exposure beyond its investment.

Leverage involves risks and special considerations compared to a comparable portfolio without leverage including: (i) the likelihood of greater volatility of the fund’s net asset value; (ii) the risk that fluctuations in interest rates on Borrowings will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the fund were not leveraged; (iv) when the fund uses leverage, the investment management fees payable to the Adviser (and, indirectly, the Sub-Adviser) will be higher than if the fund did not use leverage, and may provide a financial incentive to the Adviser and the Sub- Adviser to increase the fund’s use of leverage and create an inherent conflict of interest; and (v) leverage may increase expenses, which may reduce total return.
A decline in the fund’s net asset value could affect the ability of the fund to make dividend payments to Common Shareholders. The failure to pay dividends or make distributions could result in the fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. If the asset coverage for Borrowings declines to less than 300% (as a result of market fluctuations or otherwise), the fund may be required to sell a portion of its investments when it may be disadvantageous to do so.
Cybersecurity Risk
The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of Common Shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

ADDITIONAL INFORMATION (Unaudited) (continued)
Recent Changes & Supplemental Information
The following information in this annual report is a summary of certain changes since March 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the fund.
During the fiscal year ended March 31, 2025, there were (i) no material changes to the fund’s investment objective and policies that have not been approved by stockholders, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund that have not been approved by stockholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no changes in the persons who are primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)
For federal tax purposes, the fund reports the maximum amount allowable but not less than 28.06% as interest-related dividends in accordance with Section 87(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)
At a meeting of the fund’s Board of Directors (the “Board”) held on February 26-27, 2025, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.
Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY fund complex, including the fund. The Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.
The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.
Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end loan participation funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end loan participation funds (the “Performance Universe”), all for various periods ended December 31, 2024, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end loan participation funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.
Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance, on a net asset value basis, was above the Performance Group median for four of the five one-year periods ended December 31st and above the Performance Universe median for all of the one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices, and it was noted that the fund’s returns were above the returns of the broad-based benchmark index in all five calendar years shown and above the returns of the performance benchmark index in three of the five calendar years shown. The fund commenced operations on August 31, 2019, which contributed to the limited period of performance data available.
Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.
The Board considered that, based on common assets alone and common assets and leveraged assets together, the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.
Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.
The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.
Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.
The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)
not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be materially relevant to its deliberations. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.
At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.
●The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are satisfactory and appropriate.
●The Board was satisfied with the fund’s performance.
●The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.
●The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.
In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBER INFORMATION (Unaudited)
Independent Board Members
Joseph S. DiMartino (81)
Chairman of the Board (2019)
Principal Occupation During Past 5 Years:
●Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (1995-Present)
Other Public Company Board Memberships During Past 5 Years:
●CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)
No. of Portfolios for which Board Member Serves: 73

Francine J. Bovich (73)
Board Member (2019)
Principal Occupation During Past 5 Years:
●The Bradley Trusts, private trust funds, Trustee (2011-Present)
Other Public Company Board Memberships During Past 5 Years:
●Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)
No. of Portfolios for which Board Member Serves: 62

Andrew J. Donohue (74)
Board Member (2019)
Principal Occupation During Past 5 Years:
●Attorney, Solo Law Practice (2019-Present)
●Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)
●Chief of Staff to the Chair of the SEC (2015-2017)
No. of Portfolios for which Board Member Serves: 36

BOARD MEMBER INFORMATION (Unaudited) (continued)
Bradley Skapyak (66)
Board Member (2021)
Principal Occupation During Past 5 Years:
●Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)
●Chief Executive Officer and Director of The MBSC Securities Corporation (2016-2019)
●Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)
●Senior Vice President of The Bank of New York Mellon (2007-2019)
No. of Portfolios for which Board Member Serves: 16

Roslyn M. Watson (75)
Board Member (2019)
Principal Occupation During Past 5 Years:
●Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)
No. of Portfolios for which Board Member Serves: 36

Benaree Pratt Wiley (78)
Board Member (2019)
Principal Occupation During Past 5 Years:
●The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)
Other Public Company Board Memberships During Past 5 Years:
●CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)
●Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)
No. of Portfolios for which Board Member Serves: 47

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)
DAVID DIPETRILLO, President since January 2021.
Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023. He is an officer of 46 investment companies (comprised of 87 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of BNY since 2005.
JAMES WINDELS, Treasurer since August 2019.
Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Fund Administration. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 66 years old and has been an employee of the Adviser since April 1985.
PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since August 2019.
Chief Legal Officer of the Adviser and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of BNY since April 2004.
SARAH S. KELLEHER, Secretary since April 2024 and Vice President since August 2019.
Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021. She is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 49 years old and has been an employee of BNY since March 2013.
DEIRDRE CUNNANE, Vice President and Assistant Secretary since August 2019.
Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021. She is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 34 years old and had been an employee of BNY since August 2013.
LISA M. KING, Vice President and Assistant Secretary since March 2024.
Counsel of BNY since June 2023; and Regulatory Administration Group Manager at BNY Asset Servicing from February 2016 to June 2023. She is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 57 years old and has been an employee of BNY since February 2016.
JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2019.
Senior Managing Counsel of BNY. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 59 years old and has been an employee of the Adviser since October 1990.

OFFICERS OF THE FUND (Unaudited) (continued)
AMANDA QUINN, Vice President and Assistant Secretary since March 2020.
Managing Cousnel of BNY since March 2024 and Counsel of BNY from June 2019 to February 2024; She is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 40 years old and has been an employee of BNY since June 2012.
DANIEL GOLDSTEIN, Vice President since March 2022.
Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023. He is an officer of 46 investment companies (comprised of 87 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon Securities Corporation since 1991.
JOSEPH MARTELLA, Vice President since March 2022.
Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023. He is an officer of 46 investment companies (comprised of 87 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of BNY Mellon Securities Corporation since 1999.
ROBERTO G. MAZZEO, Assistant Treasurer since June 2024.
Financial Reporting Manager–BNY Fund Administration. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affilaite of the Adviser. He is 44 years old and has been an employee of the Adviser since October 2006.
GAVIN C. REILLY, Assistant Treasurer since August 2019.
Tax Manager–BNY Fund Administration. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since April 1991.
ROBERT SALVIOLO, Assistant Treasurer since August 2019.
Senior Accounting Manager–BNY Fund Administration. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since June 1989.
ROBERT SVAGNA, Assistant Treasurer since August 2019.
Senior Accounting Manager–BNY Fund Administration. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since November 1990.
JOSEPH W. CONNOLLY, Chief Compliance Officer since August 2019.
Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 45 investment companies (comprised of 90 portfolios) managed by the Adviser. He is 67 years old.

OFFICERS AND DIRECTORS
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
240 Greenwich Street
New York, NY 10286
Directors
Independent Board Members:
Joseph S. DiMartino, Chairman
Francine J. Bovich
Andrew J. Donohue
Bradley Skapyak
Roslyn M. Watson
Benaree Pratt Wiley
Officers
President
David DiPetrillo
Chief Legal Officer
Peter M. Sullivan
Vice President and Secretary
Sarah S. Kelleher
Vice Presidents and Assistant Secretaries
Deirdre Cunnane
Lisa M. King
Jeff Prusnofsky
Amanda Quinn
Treasurer
James Windels
Assistant Treasurers
Roberto G. Mazzeo
Gavin C. Reilly
Robert Salviolo
Robert Svagna
Chief Compliance Officer
Joseph W. Connolly
Portfolio Managers
Chris Barris
Kevin Cronk
Brandon Chao
Adviser
BNY Mellon Investment Adviser, Inc.
Sub-Adviser
Alcentra NY, LLC
Custodian
The Bank of New York Mellon
Counsel
Stradley Ronon Stevens & Young, LLP
Transfer Agent, Registrar and Dividend Disbursing Agent
Computershare Inc.
Initial SEC Effective Date
8/28/2019

For More Information
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
240 Greenwich Street
New York, NY 10286
Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286
Sub-Adviser
Alcentra NY, LLC
One Madison Avenue
Suite 1600
New York, NY 10010
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Transfer Agent & Registrar
Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310
Dividend Disbursing Agent
Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: XALCX

For more information about the fund, visit https://bny.com/investments/us/en/intermediary/funds/05589D109. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended March 31 is available at www.bny.com/investments and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0816AR0325

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $114,500 in 2024 and $116,800 in 2025.

(b)       Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,500 in 2024 and $6,700 in 2025. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2024 and $0 in 2025.

(c)       Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2024 and $0 in 2025. These services consisted of U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2024 and $0 in 2025.

(d)       All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2024 and $0 in 2025.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2024 and $0 in 2025.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,074,591 in 2024 and $5,102,266 in 2025.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)       Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SUMMARY OF THE REGISTRANT'S PROXY VOTING POLICY AND PROCEDURES

Due to the nature of the investments held in connection with the Registrant's investment strategy, the Registrant does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, Alcentra will seek to make voting decisions that are consistent with its proxy voting policy and procedures. The Registrant does not currently participate in a securities lending program.

The Registrant's Board of Directors has adopted the following procedures with respect to proxy voting by the Registrant.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The Board has delegated the authority to vote proxies of companies held in the Registrant's portfolio to the Registrant's sub-investment adviser, Alcentra NY, LLC ("Alcentra"), as described below. BNY Mellon Investment Adviser, Inc. ("BNYIA") serves as the Registrant's investment adviser.

In addition, the Board has adopted Alcentra's proxy voting procedures pursuant to which proxies of companies held in the Registrant's portfolio will be voted.

Proxy Voting Operations

The Registrant has engaged Institutional Shareholder Services Inc. ("ISS") as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Registrant owns shares of another registered investment company (an "Acquired Fund"), the Registrant may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Securities on Loan

The Registrant may participate in a securities lending program to generate income for its portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the Registrant. In certain circumstances, BNYIA may seek to recall a security on loan before a record date in order to cast a vote (for example, if Alcentra determines, based on the information available at the time, that there is a material proxy event that could affect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the Registrant). However, BNYIA anticipates that, in most cases, the potential income the Registrant may derive from a loaned security would outweigh the benefit the Registrant could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of BNYIA or Alcentra. Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The Registrant's Chief Compliance Officer is responsible for confirming that Alcentra has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Registrant's proxies are voted in the best interests of the Registrant. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Registrant is monitored to ensure compliance with Alcentra's procedures, as applicable, such as by sampling votes cast for the Registrant, including routine proposals as well as those that require more analysis, to determine whether they complied with Alcentra's Proxy Voting Procedures.

Review of Proxy Voting

BNYIA reports annually to the Board on the Registrant's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Registrant is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.bny.com/investments. The Registrant has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYIA, with the assistance of ISS.

SUMMARY OF ALCENTRA'S PROXY VOTING POLICY AND PROCEDURES

A.	Introduction/General Principles

In accordance with the Firm's fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm's Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm's proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/ Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as "Voting, Consent and/or Action Matters").

It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believes that it would be in Clients' best interest to do so, and the Firm makes such determination on a Client-by-Client basis.

The Chief Compliance Officer has the responsibility to administer these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actual or perceived. For example, the Firm or its Supervised Persons may take positions outside of the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client

(i) may own debt of a portfolio company, issuer or borrower while another Client may own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issuer or borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.

All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i) the Firm, (ii) any investment professional or other person within the Firm recommending how to vote, (iii) only one Client or multiple Clients of the Firm, and/or (iv) the Firm's affiliates and their clients has an interest in the Voting, Consent and/or Action Matters that may present a conflict of interest. As noted above, in all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.

The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Chief Compliance Officer in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Chief Compliance Officer before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting, Consent and/or Action Matter, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Chief Compliance Officer.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances surrounding the conflict to determine the vote, consent or action, which will be in the best interest of the Clients, in each case on a Client-by-Client basis. In addition, where the Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.

In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm's Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised voting, consent or action issues.

Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consent and/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm's ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner's ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.

The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting,

Consent and/or Action Matters proposal relates or as otherwise directed by the Chief Compliance Officer. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting).

Subject to potential exceptions applicable to Voting, Consent, and/or Action Matters involving the securities of ERISA Clients, the Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the Portfolio Manager believes the proposal is not adverse to the best interest of any Clients, or, if adverse, the outcome of the Voting, Consent and/or Action Matter is not in doubt. Notwithstanding the foregoing, the decision not to exercise voting power over certain Voting, Consent, and/or Action matters may be reportable on Form N-PX.

Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Chief Compliance Officer.

B.	Guidelines

The following represents a guideline for each of the principal policy issues:

1.	Routine Proposals

Routine proposals include such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm's intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2.	Non-Routine Proposals

Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.

3.	Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4.	Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company's competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.

5.	Other Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm's Clients on a Client-by-Client basis.

6.	Conflicts and Split Voting

If a Portfolio Manager (or his or her designee) determines that a material conflict may exist between a Client's interests and the Firm's interest or between two or more Clients' interests, the Portfolio Manager (or his or her designee) shall inform the Chief Compliance Officer of such material conflict. The Chief Compliance Officer shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client- by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by- Client basis is paramount.

Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or action that the Firm believes is in the best interests of each Client, without regard to the interests of any other Client.

C.	Conflict Management Procedures With Respect to Investments in Certain Real Estate Development Projects

As noted herein, in accordance with the Firm's fiduciary duty pursuant to the Advisers Act and otherwise under law to invest, act, and otherwise make determinations in accordance with what the Firm believes to be in the best interests of each of the Firm's Clients, the Firm has adopted and implements procedures to ensure that it serves the interests of each Client, on a Client-by- Client basis, at all times (i.e., the Firm will at all times act in a manner that it believes to be in the best interests of each Client without regard to the interests of any other Client, or any other affiliate of the Firm).

Also as noted in herein, situations may arise in which more than one Client (or other affiliate of the Firm) may invest in different parts or different layers of the capital structure of a portfolio company, issuer, borrower or other entity. For example, a Client (i) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own equity in the same portfolio company, issuer, borrower or other entity, (ii) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer, borrower or other entity, and/or (iii) may own equity of a portfolio company, issuer, borrower or other entity while another Client may own a different equity security of the same portfolio company, issuer, borrower or other entity. As a result, whether at the time of making such investment, or at the time that any vote, consent or other action is required with respect to such investment (such as, for example, at the time of a work-out, reorganization or other major corporate event with respect to any such portfolio company, issuer, borrower or other entity), conflicts may exist between or among the Clients (or other Firm affiliates) investing in or invested in such portfolio company, issuer, borrower or other entity.

Specifically and not in limitation of the procedures set forth elsewhere in this Manual, in order avoid potential conflicts between Clients or other Firm affiliates within the same issuer or borrower's capital structure with regard to certain real estate project development transactions and related real estate project financings (collectively, the "Real Estate Development Projects"), whenever it is reasonably practical to do so in connection with the limited liability companies, limited partnerships, joint ventures, special purpose vehicles and/or other entities formed with respect to the investments made by the Firm on behalf of its Clients in such Real Estate Development Projects (such entities, the "Real Estate Development Project Investment Entities"), if more than one Client or other Firm affiliate has an interest in such Real Estate Development Project that may be in conflict with the interest of another Client or other Firm affiliate in such Real Estate Development Project, the Firm shall seek to have at least one of the Real Estate Development Project Investment Entities managed and controlled by an entity that is not in any manner affiliated with the Firm (an "Independent Party") in order to ensure that, notwithstanding the economic interests in the Real Estate Development Project Investment Entity held by a Client or other Firm affiliate, the Independent Party manages and controls the Real Estate Development Project Investment Entity to ensure the separate management and control of the interests in the Real Estate Development Project held from time to time by Clients and/or other affiliates of the Firm.

In order to implement the foregoing, the Firm and/or its affiliates (1) whenever it is reasonably practical in connection with the formation and documentation of Real Estate Development Project Investment Entities, shall seek to have the limited partnership agreement, limited liability company operating agreement, joint venture agreement and/or other governance document of such Real Estate Development Project Investment Entity (the "Governance Documents") provide that, if any other Client or other affiliate of the Firm has an interest in such Real Estate Development Project, (i) such Independent Party shall serve as the general partner, managing member, or other similar capacity of such Real Estate Development Project Investment Entity and such Independent Party shall exercise all management and control authority with respect thereto in accordance with such Governance Documents, and (ii) in the event that the Firm or any Client or other Firm affiliate has the right pursuant to such Governance Documents to remove such Independent Party as the general partner, managing member or other similar capacity from such role with respect to the Real Estate Development Project Investment Entity, the Firm, the Client or other Firm affiliate may only to so if, not later than thirty (30) days after such removal, the Firm, the Client or other Firm affiliate designates another Independent Party to serve in such capacity (and during such up to thirty (30) day period, the Firm, the Client and/or other Firm affiliate does not exercise any management or control rights with respect to the Real Estate Development Project Investment Entity that relate to the Real Estate Development Project if such exercise of such management or control rights is, or reasonably could be interpreted to be, either not in the best interests of the Real Estate Development Project Investment Entity with respect to the Real Estate Development Project or adverse to the interests in the Real Estate Development Project of any other Client or affiliate of the Firm) and/or (2) whenever the Firm or its affiliates do not include the foregoing conflict protections in the Governance Documents of such Real Estate Development Project Investment Entity, the Firm and its affiliates shall nonetheless, as a matter of internal policy and procedures, act in a manner in full compliance with the provisions set forth in clause (1) of this paragraph.

The paramount conceptual and implementation requirement of the foregoing compliance procedures are to ensure that, in situations where a conflict exists, or could reasonably be interpreted to exist, between Clients or other affiliates of the Firm with respect to Real Estate Development Projects, the Firm and its affiliates shall eliminate (or substantially mitigate) any such conflicts by having an Independent Party exercise all decision making authority with respect to the interests of one of the Clients or other affiliates of the Firm with respect to such Real Estate Development Project through the establishment of a Real Estate Development Project Investment Entity managed and controlled by such Independent Party. This will ensure that, both at the time of such investment and in the event that any decision or other action must be made or determined with respect to the interests in the Real Estate Development Project, the Firm and its affiliates are not placed in the position of having to manage competing and conflicting interests of its Clients or other affiliates, and the Firm may then act in the best interests of the Client or other affiliates for which the Firm has management and/or control rights with respect to the Real Estate Development

Project while the Independent Party exercises separate and independent management and control rights with respect to the Real Estate Development Project through the Real Estate Development Project Investment Entity, including with respect to Real Estate Development Project Investment Entities in which another Client or other affiliate of the Firm may have an economic interest.

D.	Recordkeeping

In accordance with the Firm's Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of

Client requests for Voting, Consent and/or Action Matters information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Chief Compliance Officer.

Item 13.	Portfolio Managers for Closed-End Management Investment Companies.

(a)(1) The following information is as of May 27, 2025, the date of the filing of this report:

Chris Barris, Brandon Chao, CFA and Kevin Cronk, CFA, are the Registrant's primary portfolio managers, positions they have held since October 2017, November 2022 and October 2017, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is a Manager, U.S. Liquids. He is responsible for managing all U.S. and global high yield portfolios and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail funds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience. Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of BNYIA and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Chao joined Alcentra in March 2017 and is a Managing Director and Senior Portfolio Manager and a member of the Structured Credit team. He is responsible for analyzing investments in structured products across Alcentra's funds. Mr. Chao joined Alcentra from Omega Advisors, where he worked for five years as a senior analyst covering structured products with a focus on CLO equity and mezzanine investing and opportunistic corporate credit. Prior to that, he worked at King Street Capital Management, investing in corporate structured products, high yield and distressed credit, and at Credit Suisse, performing leveraged finance research.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is a Manager, U.S. Liquids, and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYIA and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

(a)(2) Information about the other accounts managed by the Registrant's primary portfolio managers is provided below.

Subject to the supervision and approval of BNYIA and the Registrant's Board, Alcentra is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Registrant's Board to execute purchases and sales of securities. Chris Barris, Brandon Chao and Kevin Cronk are the Registrant's primary portfolio managers.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of March 31, 2025:

Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Chris Barris	3	$1.1B	3	$1.1B	3	$1.1B
Brandon Chao	None	N/A	12	$6.2B	1	$259.0M
Kevin Cronk	3	$1.1B	3	$1.1B	2	$904.0M

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio managers are as follows as of March 31, 2025:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	None
Brandon Chao	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	None
Kevin Cronk	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or bank common trust accounts and wrap fee programs that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of BNYIA's, Alcentra's or a portfolio manager's management of the Registrant and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYIA or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYIA or Alcentra's overall allocation of securities in that offering, or to increase BNYIA or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYIA or Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when the Registrant purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the Registrant, such as deciding which securities to allocate to the Registrant versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of BNYIA or Alcentra. BNYIA and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, BNYIA and Alcentra could be viewed as having a conflict of interest to the extent that BNYIA, Alcentra or their affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, may be subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant's and such Other Accounts' investments in the issuer.

BNY and its affiliates, including BNYIA, Alcentra and others involved in the management, sales, investment activities or business operations or distribution of the Registrant, are engaged in businesses and have interests other than that of managing the Registrant. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Registrant or the Registrant's service providers, which may cause conflicts that could disadvantage the Registrant.

BNY and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Registrant. BNY has no obligation to provide to BNYIA, Alcentra or the Registrant or effect transactions on behalf of the Registrant in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY (including, but not limited to, BNY's central Risk Management Department) may have information that could be material to the management of the Registrant and may not share that information with relevant personnel of BNYIA or Alcentra. Accordingly, in making investment decisions for the Registrant, the Adviser does not seek to obtain or use material inside information that BNY or its affiliates may possess with respect to such issuers. However, because an Adviser, in the course of investing Registrant assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of the Registrant advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Item 14.	Purchases of Equity Securities By Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 15.

Item 16.	Controls and Procedures.

(a)	The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 22, 2025

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: May 21, 2025

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)